UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant  [X]

Filed by a party other than the Registrant  []

Check the appropriate box:

[X]	Preliminary Proxy Statement

[]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[]	Definitive Proxy Statement

[]	Definitive Additional Materials

[]	Soliciting Material under § 240.14a-12

CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[]	Fee paid previously with preliminary materials.
[]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11.

CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND

400 Park Avenue

New York, New York 10022

[__________], 2026

Dear Shareholder:

We are pleased to enclose the notice and proxy statement for the special meeting of shareholders of City National Rochdale Strategic Credit Fund, a Delaware statutory trust (the “Fund”), to be held on [________], 2026, at [_____ a.m., Eastern Time], at the offices of RBC Rochdale, LLC (“RBC Rochdale”), at 400 Park Avenue, 10th Floor, New York, New York 10022 (together with any postponements or adjournments, the “Meeting”). RBC Rochdale serves as investment adviser to the Fund and CIFC Investment Management LLC (“CIFC”) acts as the Fund’s sub-adviser.

The Fund’s Board of Trustees (the “Board” and each member, a “Trustee”), comprised solely of Trustees who are not “interested persons” of the Fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is asking you to consider and vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

1.       To approve a new investment management agreement between the Fund and American Beacon Advisors, Inc. (“American Beacon”);

2.       To approve a new investment advisory agreement among American Beacon, CIFC, and the Fund; and

3.       To elect seven proposed nominees to the Board.

Each Proposal is contingent upon the other Proposals being approved by shareholders. If any Proposal is not approved, none of the Proposals will take effect. If each Proposal is approved, and certain other conditions are fulfilled, including the consummation of the asset purchase transaction between RBC Rochdale and American Beacon, American Beacon and CIFC will serve as investment adviser and sub-adviser to the Fund, respectively, and the new Trustees will replace the Fund’s current Board. If any Proposal is not approved by shareholders, or if certain other conditions are not met, the Board would continue to serve the Fund, and RBC Rochdale and CIFC would continue to serve as investment adviser and sub-adviser to the Fund, respectively. The enclosed Notice of Special Meeting outlines all of the items for you to consider and vote upon. This proxy statement gives details about each Proposal and should be carefully read and considered before you vote.

After careful consideration, the Board has unanimously approved all of the Proposals and believes that each Proposal is in the best interests of the Fund and its shareholders. The Board unanimously recommends that you vote “FOR” each Proposal.

Your vote is important. The attached Proxy Statement describes the voting process for shareholders. We ask that you carefully review the Proxy Statement and vote “FOR” each Proposal. Upon completing your review, please take a moment to vote your shares:

• By completing and returning the enclosed proxy card in the envelope provided,

• By touch-tone telephone by calling 1-800-690-6903, or

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• By Internet voting at www.proxyvote.com.

If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board, we thank you for your continued investment.

Sincerely,

Gregg Giaquinto

President and Chief Executive Officer

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CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND

400 Park Avenue

New York, New York 10022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [_________], 2026

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING of shareholders of City National Rochdale Strategic Credit Fund (the “Fund”) will be held on [________], 2026, at [_____ a.m., Eastern Time], at the offices of RBC Rochdale, LLC (“RBC Rochdale”), at 400 Park Avenue, 10th Floor, New York, New York 10022 (together with any postponements or adjournments, the “Meeting”). At the Meeting, and as specified in greater detail in the proxy statement (the “Proxy Statement”) accompanying this Notice, shareholders will be asked to consider and vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

1.       To approve a new investment management agreement between the Fund and American Beacon Advisors, Inc. (“American Beacon”) (“Proposal 1”);

2.       To approve a new investment advisory agreement among American Beacon, CIFC Investment Management LLC (“CIFC”), and the Fund (“Proposal 2”);

3.       To elect seven proposed nominees to the Fund’s Board of Trustees (the “Board” and each member, a “Trustee”) (“Proposal 3”); and

4.       To transact any other business that may properly come before the Meeting.

After careful consideration, the Board has unanimously approved and recommends that shareholders vote “FOR” each Proposal. Please read the Proxy Statement for a more complete discussion of each Proposal.

The Board has set [_________], 2026, as the date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.

Shareholders who do not expect to attend the Meeting are requested to complete and return in the enclosed postage paid return envelope the accompanying proxy card, which is being solicited by the Board, or vote by telephone or Internet, as promptly as possible. This is important to ensure a quorum at the Meeting with respect to the Fund. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised, or by voting at the Meeting.

By Order of the Board,

Secretary of the City National Rochdale Strategic Credit Fund

[__________], 2026

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QUESTIONS AND ANSWERS

Question:  Why am I receiving these proxy materials?

Answer: You are receiving these proxy materials—a booklet that includes the Notice of Special Meeting of Shareholders (the “Notice”), the Proxy Statement and your proxy card—because you are a shareholder of City National Rochdale Strategic Credit Fund (the “Fund”) and have the right to notice of, and to vote on, important matters concerning the management and governance of the Fund.

Question: What are shareholders being asked to vote on at the upcoming Meeting?

Answer: The Board called the Meeting to present three proposals to shareholders for their approval. Proposal 1 asks shareholders to approve a new investment management agreement between the Fund and American Beacon Advisors, Inc. (“American Beacon”), Proposal 2 asks shareholders to approve a new investment advisory agreement among American Beacon, CIFC Investment Management LLC (“CIFC”), and the Fund, and Proposal 3 asks shareholders to elect seven proposed nominees to the Board. After careful consideration, the Board believes that approval of each Proposal is in the best interests of the Fund and its shareholders.

Question: Why are shareholders being asked to approve the Proposals?

Answer: On May 13, 2026, RBC Rochdale, the Fund’s current investment adviser, and American Beacon entered into a separate asset purchase agreement (the “Asset Purchase Agreement”) pursuant to which American Beacon will acquire certain assets related to RBC Rochdale’s business of providing investment management services to the Fund (the “Asset Transfer”), if American Beacon is approved to serve as the investment adviser of the Fund, CIFC is approved to continue serving as the sub-adviser of the Fund pursuant to a new investment advisory agreement, the proposed trustee nominees are elected to the Board, and certain other conditions are waived or satisfied.

In that connection, the Board has considered and unanimously approved (subject to shareholder approval) an arrangement pursuant to which: (i) American Beacon will serve as the new investment adviser to the Fund; (ii) CIFC will continue to provide day-to-day portfolio management services to the Fund as sub-adviser to the Fund; (iii) new trustees who serve on the boards of the American Beacon Funds Complex will be elected to replace the current Trustees; and (iv) the Fund’s name will be changed to American Beacon CIFC Strategic Credit Fund (collectively, the “Adoption”).

The current Trustees believe that new Trustees will bring relevant experience serving on the board of an investment company and familiarity with American Beacon and its operations. The Trustees also believe that American Beacon has the experience and capabilities to advise the Fund and can potentially (i) expand the Fund’s presence in additional distribution channels via American Beacon’s industry presence; (ii) increase the Fund’s potential asset base; and (iii) lower operating expenses as a percentage of assets due to the potential increase in Fund size. The Fund’s current sub-adviser, CIFC, and current portfolio managers, Matthew Andrews and Jay Huang of CIFC, would remain in place following the Adoption. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the proposed new sub-advisory agreement among American Beacon, CIFC, and the Fund requires shareholder approval.

The Adoption is contingent upon each of Proposals 1, 2, and 3 being approved by shareholders of the Fund. The Adoption will only occur if the Asset Transfer is consummated. If any Proposal is not approved by shareholders of the Fund or if the Asset Transfer is not consummated, the Adoption will

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not be completed, in which case the current Board would continue to serve the Fund, and RBC Rochdale and CIFC would continue to serve as investment adviser and sub-adviser to the Fund, respectively.

Question: How does the Board recommend that I vote?

Answer: The Board unanimously recommends that you vote “FOR” each Proposal.

Question: What changes are being proposed to the Fund’s investment adviser and sub-adviser?

Answer: RBC Rochdale currently serves as the investment adviser to the Fund. RBC Rochdale has indicated to the Board that it no longer wishes to serve as investment adviser to the Fund. Based on RBC Rochdale’s recommendation, the Fund’s Board has determined that it is in the Fund’s best interests that a new investment adviser be engaged to provide services to the Fund. CIFC currently serves as the sub-adviser to the Fund, and, following the Adoption, CIFC would continue to serve as the sub-adviser to the Fund.

On May 14, 2026, the Fund’s Board, including all of the Independent Trustees, unanimously approved a new investment management agreement (the “New Management Agreement”) between the Fund and American Beacon, and a new investment advisory agreement among American Beacon, CIFC, and the Fund (the “New Sub-Advisory Agreement” and together with the New Management Agreement, the “New Advisory Agreements”), subject to shareholder approval and the satisfaction of certain other conditions, including the closing of the Asset Transfer.

The Trustees weighed a number of factors in reaching their decision to approve the New Management Agreement with American Beacon with respect to the Fund, including, without limitation, the history, reputation, and resources of American Beacon. They considered that the Fund would benefit from Messrs. Andrews and Huang (in their role as portfolio managers) and CIFC (in its role as sub-adviser) continuing to be responsible for the day-to day management of the Fund’s investment portfolio, while also further benefitting from the additional resources and oversight of American Beacon (in its role as investment adviser). The Board also considered that the aggregate advisory fee rate paid by the Fund would remain unchanged at an annual rate of 1.50% of the Fund’s average daily net assets, with the Fund paying American Beacon an annual management fee of 0.50% and the Fund paying CIFC an annual sub-advisory fee of 1.00% directly, resulting in no change to the aggregate advisory fee rate currently paid by the Fund to RBC Rochdale, pursuant to which RBC currently pays CIFC from its advisory fee. The Board also considered that, although the Fund’s pro forma expense ratio was expected to rise from 2.07% (as of the Fund’s September 26, 2025 Prospectus) to 2.22%, American Beacon has agreed to an operating expense limitation agreement with respect to the Fund for a period of three years from the date of the closing of the Adoption that would cap the Fund’s expenses at the same rate as the Fund’s current net total expenses.

Additional details regarding factors the Board considered in approving the New Advisory Agreements, as well as additional information about American Beacon, CIFC, and the New Advisory Agreements can be found in the enclosed Proxy Statement.

Question: How will the approval of the Proposals affect the management and operations of the Fund?

Answer: If the Proposals are approved, Messrs. Andrews and Huang of CIFC, the Fund’s current portfolio managers, will continue to serve as the portfolio managers for the Fund and will continue to be responsible for the day-to day management of the Fund’s investment portfolio. In addition, the Fund’s investment objectives and principal investment strategies will not change in connection with the adoption of the Proposals.

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RBC Rochdale, the current investment adviser to the Fund, provides advisory services to the Fund, including providing oversight and monitoring of CIFC, the current sub-adviser to the Fund. If the Proposals are approved, (1) American Beacon will replace RBC Rochdale as the investment adviser to the Fund and will provide management services to the Fund, including providing oversight and monitoring of CIFC, and (2) CIFC will continue to serve as sub-adviser to the Fund, and will continue to be responsible for the day-to-day management of the Fund’s portfolio.

If the Proposals are approved, the Fund will have new trustees who will oversee the Fund.

The current Trustees of the Fund believe that approval of the Proposals is in the best interest of shareholders. However, there can be no assurance that the changes contemplated by the Proposals will achieve any particular result.

Question: How will the approval of the Proposals affect the Fund’s fees and expenses?

Answer: If Proposals 1 and 2 are approved, the Fund will pay American Beacon an annual management fee of 0.50% of the Fund’s average daily net assets, and will directly pay CIFC an annual sub-advisory fee of 1.00% of the Fund’s average daily net assets, for an aggregate fee rate of 1.50%. Currently, the Fund pays RBC Rochdale an annual advisory fee of 1.50% of the Fund’s average net assets, and RBC Rochdale pays CIFC a sub-advisory fee of 1.25% out of RBC Rochdale’s advisory fee. Although under the New Advisory Agreements, the Fund would pay CIFC its sub-advisory fee directly, there would be no change to the aggregate advisory fee rate paid by the Fund in connection with the New Advisory Agreements. In addition, American Beacon has agreed to an operating expense limitation agreement with respect to the Fund that will cap the Fund’s net expense ratio at 1.95% (which is the Fund’s current net expense ratio) for a period of three years from the date of the closing of the Adoption.

Question: Are there any differences between the Current Advisory Agreements and the New Advisory Agreements?

Answer: The terms of the New Advisory Agreements are similar in many respects to those of the Current Advisory Agreements, although there are certain differences.  These differences are described in Proposals 1 and 2, as applicable.

Question: Who are the nominees for Trustee that shareholders of the Fund are being asked to elect in Proposal 3?

Answer: There are seven nominees. They are Gilbert G. Alvarado, Gerard J. Arpey, Eugene J. Duffy, Claudia A. Holz, Douglas A. Lindgren, Janet C. Smith, and Paul Zemsky (collectively, the “Nominees”). All nominees currently serve as Trustees of the American Beacon Funds Complex.

Question: Why are shareholders being asked to elect new Trustees in Proposal 3?

Answer: The Investment Company Act of 1940, as amended (the “1940 Act”), requires that at least a majority of an investment company’s board members be elected by its shareholders. The 1940 Act allows trustees to fill a vacancy on a board if, after filling the vacancy, at least two-thirds of such board’s members have been elected by shareholders.

The current Board has determined that if the New Advisory Agreements are approved by shareholders, it would be in the best interests of the Fund and its shareholders if the Nominees were elected to serve as trustees of the Fund. The slate of Nominees is described in Proposal 3.

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If the Asset Transfer is consummated, the New Advisory Agreements are approved by shareholders and the new slate of Nominees is elected by the shareholders, the current Trustees would resign from their positions immediately prior to the completion of the Adoption, and the nominees described in Proposal 3 would, if elected, serve as trustees of the Fund. The entry into office of the new trustees would be effective as of a date determined by the officers of the Fund.

The Adoption is contingent upon each of Proposals 1, 2, and 3 being approved by shareholders of the Fund and upon the consummation of the Asset Transfer. If any Proposal is not approved by shareholders of the Fund, the Adoption will not be completed.  In addition, if the Asset Transfer is not consummated, the Adoption will not be completed, even if all of the Proposals are approved by shareholders. In such an event, the current Board would continue to serve the Fund, and RBC Rochdale and CIFC would continue to serve as investment adviser and sub-adviser to the Fund, respectively.

Question: Why is the Board recommending that the shareholders elect the new Trustees in Proposal 3?

Answer: If shareholders approve the New Advisory Agreements, the Fund will undergo changes in its day-to-day operations, investment management, administration and other matters, insofar as these functions will be performed by different organizations and personnel. All seven of the Trustees nominated in Proposal 3 serve on boards of funds for which American Beacon provides advisory services, and therefore, these nominees have developed a certain level of familiarity with the investment approach, operations, capabilities, and personnel of American Beacon. The current Board believes that having trustees who are familiar with American Beacon’s investment approach and operations is important and will result in a more efficient transition.

As described above, the 1940 Act requires that certain percentages of trustees of boards be elected by shareholders. Furthermore, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations, or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders. As a consequence, the current Board is recommending that shareholders approve the slate of Nominees set forth in Proposal 3 at the Meeting.

Question: Will the Proposals result in a change in the Fund’s service providers?

Answer: If the Proposals are approved by the Fund’s shareholders, and the Adoption is consummated, the new service providers listed in the table below will replace the Fund’s current service providers.

	Current Service Provider	New Service Provider
Investment Adviser	RBC Rochdale	American Beacon
Sub-Adviser	CIFC	CIFC (no change)
Administrator	SEI Investments Global Funds Services	American Beacon
Distributor	SEI Investments Distribution Co.	Resolute Investment Distributors, Inc.
Custodian	U.S. Bank National Association	State Street Bank and Trust Co.

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Transfer Agent	U.S. Bank Global Fund Services, LLC	SS&C GIDS, Inc.
Auditor	Cohen & Company, Ltd.	PricewaterhouseCoopers LLP
Legal Counsel	Morgan, Lewis & Bockius LLP (counsel to the Fund) Dechert LLP (counsel to the Board)	K&L Gates LLP (counsel to the Fund and the Board)

Question: Will the Fund pay for this proxy solicitation?

Answer: The Fund will not bear any direct fees or expenses in connection with the Adoption. American Beacon will bear 100% of all costs and expenses directly related to the Adoption, including the costs of preparing, filing, printing and mailing the Proxy Statement and related materials, seeking approval of the Proposals from the Fund’s shareholders (including all proxy solicitation costs), legal expenses and trustees fees that are incurred solely as a result of the Adoption, the costs of preparing the related tax and legal opinions, and termination penalties payable to terminated service providers of the Fund; provided that American Beacon will not bear termination penalties payable to terminated service providers in excess of $425,000 in the aggregate. RBC Rochdale will bear termination penalties payable to terminated service providers of the Fund in excess of $425,000.

Question: Why should I vote?

Answer: Every vote is important. We encourage all shareholders to participate in the governance of their Fund. Additionally, your immediate response on the enclosed proxy card, over the phone, or on the Internet will help save the costs of any further solicitations.

Question: How do I vote my shares?

Answer: Voting is quick and easy. Everything you need is enclosed. You may provide the Fund with your vote: (i) by mail with the enclosed proxy card; (ii) by telephone using the toll-free number listed in the proxy voting instructions included on your proxy card; (iii) by Internet by following the instructions in the proxy voting instructions included on your proxy card; or (iv) at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to vote using any of the enumerated methods.

If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares.

Question: What if I have questions regarding a Proposal?

Answer: If you have questions regarding a Proposal, please feel free to call [__________] between the hours of [9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday].

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TABLE OF CONTENTS

Page

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT	2
Background	2
Terms of the Asset Transfer between RBC Rochdale and American Beacon	2
Information Regarding RBC Rochdale	3
Information Regarding American Beacon	4
The New Management Agreement	8
Summary of Fund Expenses	11
Evaluation by the Board of Trustees	12
Section 15(f) of the 1940 Act	15
PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENT	15
Background	15
Information Regarding CIFC	16
The New Sub-Advisory Agreement	16
Evaluation by the Board of Trustees	18
PROPOSAL 3: ELECTION OF TRUSTEES	20
Background	20
Information Regarding the Nominees	21
Nomination Considerations	23
Officers	24
Current Board, Committees, Leadership Structure and Risk Oversight	24
Post-Adoption Board, Committees, Leadership Structure and Risk Oversight	25
Equity Securities Owned by Nominees	28
Nominee Compensation	29
Transactions in Securities of RBC Rochdale or its Affiliates	30
OTHER INFORMATION	30
Independent Registered Public Accounting Firm	30
Outstanding Shares	31
Ownership of Shares of the Fund	31
Shareholder Nomination of Trustees	31
Other Matters	32
VOTING PROCEDURES	32
How to Vote	32
Proxy Solicitation	33
Quorum and Adjournments	33
Effect of Abstentions and Broker “Non-Votes”	33
RBC Rochdale Managed Account Holdings	33
Required Vote	34
GENERAL INFORMATION	34
Service Providers	34
Shareholder Communications	35
Shareholders Sharing the Same Address	35
EXHIBIT A	A-1

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TABLE OF CONTENTS

(continued)

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CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND

400 Park Avenue

New York, New York 10022

PROXY STATEMENT

This Proxy Statement and enclosed Notice of Special Meeting of Shareholders (the “Notice”) and proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board” and each member, a “Trustee”) of City National Rochdale Strategic Credit Fund (the “Fund”), a Delaware statutory trust. The proxies are being solicited for use at a special meeting of shareholders of the Fund to be held on [________], 2026, at [_____ a.m., Eastern Time], at the offices of RBC Rochdale, LLC (“RBC Rochdale”), at 400 Park Avenue, 10th Floor, New York, New York 10022 (together with any postponements or adjournments, the “Meeting”).

At the Meeting, and as described in the Proxy Statement, shareholders will be asked to consider and vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

1.       To approve a new investment management agreement between the Fund and American Beacon Advisors, Inc. (“American Beacon”) (“Proposal 1”);

2.       To approve a new investment advisory agreement among American Beacon, CIFC Investment Management LLC (“CIFC”), and the Fund (“Proposal 2”);

3.       To elect seven proposed nominees to the Fund’s Board (“Proposal 3”); and

4.       To transact any other business that may properly come before the Meeting.

After careful consideration, the Board has unanimously approved and recommends that shareholders vote “FOR” each Proposal.

This Proxy Statement is being distributed on or about [_________], 2026, to the shareholders of record of the Fund as of [_________], 2026 (the “Record Date”). The costs of the Proxy Statement will be borne by American Beacon. These costs include the costs of printing and mailing the Proxy Statement and solicitation costs.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on [_________], 2026. These proxy materials are available at [www.citynationalrochdalefunds.com].

In the “Outstanding Shares” section of this Proxy Statement, the number of shares of the Fund that were issued and outstanding at the close of business on the Record Date is listed. Shareholders of the Fund are entitled to one vote for each whole share held and fractional votes for fractional shares held on the Record Date.

Each Proposal is contingent upon the other Proposals being approved by shareholders. If any Proposal is not approved, none of the Proposals will take effect.  In such an event, the current Board would continue to serve the Fund, and RBC Rochdale and CIFC would continue to serve as investment adviser and sub-adviser to the Fund, respectively.

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

The Board has considered and unanimously approved (subject to shareholder approval and the satisfaction of certain other closing conditions) an arrangement pursuant to which: (i) American Beacon will serve as the new investment adviser to the Fund; (ii) CIFC will continue to provide day-to-day portfolio management services to the Fund as sub-adviser to the Fund; (iii) new trustees who serve on the boards of the American Beacon Funds Complex will be elected to replace the current Trustees; and (iv) the Fund’s name will be changed to American Beacon CIFC Strategic Credit Fund (collectively, the “Adoption”).

In this Proposal 1, shareholders are being asked to approve a new investment management agreement between the Fund and American Beacon (the “New Management Agreement”). The Fund is currently advised by RBC Rochdale pursuant to an investment advisory agreement between the Fund and RBC Rochdale (the “Current Advisory Agreement”). RBC Rochdale provides continuous and regular investment advisory services to the Fund, including providing oversight and monitoring of CIFC, the current sub-adviser to the Fund. The New Management Agreement and the new investment advisory agreement discussed in Proposal 2 are collectively referred to herein as the “New Advisory Agreements.”

If Proposals 1 and 2 are approved, the Fund will pay American Beacon an annual management fee of 0.50% of the Fund’s average daily net assets, and will directly pay CIFC an annual sub-advisory fee of 1.00% of the Fund’s average daily net assets, for an aggregate fee rate of 1.50%. Currently, the Fund pays RBC Rochdale an annual advisory fee of 1.50% of the Fund’s average net assets, and RBC Rochdale pays CIFC a sub-advisory fee of 1.25% out of RBC Rochdale’s advisory fee. Although under the New Advisory Agreements, the Fund would pay CIFC its sub-advisory fee directly, there would be no change to the aggregate advisory fee rate paid by the Fund in connection with the New Advisory Agreements.

Terms of the Asset Transfer between RBC Rochdale and American Beacon

On May 13, 2026, RBC Rochdale and American Beacon entered into a separate agreement (the “Asset Purchase Agreement”) pursuant to which American Beacon will acquire certain assets related to RBC Rochdale’s business of providing investment management services to the Fund (the “Asset Transfer”), if the Adoption is approved by the Fund’s shareholders, and certain other conditions are waived or satisfied. More specifically, under the Asset Purchase Agreement, RBC Rochdale has agreed to the Asset Transfer, in exchange for a payment at the closing of the Adoption plus additional annual payments for the first three trailing 12-month periods following the closing of the Adoption based on the lesser of the Fund’s assets at the closing of the Adoption and the assets of the accounts of RBC Rochdale clients invested in the Fund during the relevant annual period (“Purchase Price”). The Asset Purchase Agreement also addresses asset transfers related to adoptions of two other funds in the City National Rochdale Fund complex by American Beacon, but the Adoption of the Fund is not contingent on the closing of the other fund adoptions by American Beacon.

The Fund is not a party to the Asset Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including shareholder approval of each Proposal to effectuate the Adoption. If all of the conditions to the closing of the transactions contemplated by the Asset Purchase Agreement are satisfied or waived, the closing of the transactions contemplated by the Asset Purchase Agreement would occur simultaneously on the date of the closing of the Adoption. Therefore, if shareholders do not approve the Proposals, or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed, and the Asset Purchase Agreement will terminate with respect to the Fund.  The Adoption is contingent upon each of Proposals 1, 2, and 3 being approved by shareholders of the Fund and upon the consummation of the Asset Transfer. If any Proposal is not approved by shareholders of the Fund, the Adoption will not be completed. In addition, if the Asset Transfer is not consummated, the Adoption will not be completed, even if all of the Proposals are approved by shareholders. In such an event, the current Board would continue to serve the Fund, and RBC Rochdale and CIFC would continue to serve as investment adviser and sub-adviser to the Fund, respectively.

Because RBC Rochdale will receive consideration in connection with the sale of its assets relating to its management of the Fund to American Beacon, as discussed above, RBC Rochdale has a financial interest in the consummation of the Adoption and, therefore, a conflict of interest in recommending that the Board of Trustees and shareholders approve the Adoption. As a result, RBC Rochdale has a financial incentive to recommend Board and shareholder approval of the Proposals because such approvals will facilitate the closing of the Asset Transfer and the receipt by RBC Rochdale of the Purchase Price. Further, the annual payment component of the Purchase Price presents conflicts of interest as it provides an incentive for RBC Rochdale to have its managed account clients invest in the Fund following the Adoption. RBC Rochdale plans to manage and mitigate these conflicts of interest through proper client disclosures and continued adherence to its strong and consistent operational and investment due diligence processes.

Information Regarding RBC Rochdale

RBC Rochdale, located at 400 Park Avenue, 10th Floor, New York, New York 10022, is a Delaware limited liability company and currently serves as the Fund’s investment adviser. RBC Rochdale is a registered investment adviser that specializes in investment management for high-net-worth individuals, families and foundations. As of June 30, 2026, RBC Rochdale had approximately $76.8 billion in assets under management. RBC Rochdale is a wholly-owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, which has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of April 30, 2026, CNB and its affiliates had approximately $111.8 billion in assets under administration, which includes approximately $82.5 billion in assets under management. CNB is a wholly-owned indirect subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada. The Current Advisory Agreement is dated May 16, 2018, and was last approved by the sole initial shareholder of the Fund on October 24, 2018.  It was last renewed by a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, on May 13, 2026.

Directors/Principal Executive Officers of RBC Rochdale

The name, address and principal occupation of the directors and principal executive officers of RBC Rochdale are included in the table below.

Name and Address*	Principal Occupation(s)
Charles Luke	Chief Investment Officer
Gregg Giaquinto	President, CEO & Board Director
Ivor O’Keeffe	Board Director
Joby Daniel	Board Director
Shawn Riley	Board Director
Christina Weber	Chief Compliance Officer

*The address of each director/principal executive officer is 400 Park Avenue, 10th Floor, New York, New York 10022.

None of the Trustees are officers, employees, directors, general partners or shareholders of RBC Rochdale. The following officers of the Fund are officers, employees, or directors of RBC Rochdale: Gregg Giaquinto, President and Chief Executive Officer; Christina Weber, Chief Compliance Officer; Mitchell Cepler, Vice President and Assistant Treasurer; and Frank Bonsignore, Vice President and Secretary.

[No Trustee of the Fund owns any securities of, or has any other material direct or indirect interest in, RBC Rochdale or any of its affiliates.]

Information Regarding American Beacon

American Beacon, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., a wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns more than 25% of the outstanding equity or voting interests of Topco.

American Beacon was organized in 1986 to provide investment management, advisory, and administrative services. American Beacon is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of March 31, 2026, American Beacon had approximately $64.665 billion in assets under management.

Directors/Principal Executive Officers of American Beacon

The name, title, address and principal occupation of the directors and principal executive officers of American Beacon are included below. No Trustee of the Fund owns any securities of, or has any other material direct or indirect interest in, American Beacon or any of its affiliates.

Name, Title and Address	Principal Occupation(s)
Gregory Stumm President and Chief Executive Officer

American Beacon Advisors, Inc.: Director (June 2024-Present), President and Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

American Beacon Funds and American Beacon Select Funds: President and Principal Executive Officer (June 2024-Present), Vice President (2022-2024)

American Beacon Institutional Funds Trust: President and Principal Executive Officer (June 2024-Present), Vice President (2022-2024)

National Investment Services of America, LLC: Director (2024-Present)

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

Resolute Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)

Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)

Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President, (2022-2024)

Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)

RSW Investments Holdings LLC: Director (2024-Present)

Shapiro Capital Management, LLC: Director (2024-Present)

SSI Investment Management, LLC: Director (2024-Present)

John J. Linnehan Senior Vice President, Treasurer and Chief Financial Officer

American Beacon Advisors, Inc.: Senior Vice President, Treasurer and Chief Financial Officer (2026-Present)

Sustainable Leaders Investment Management: President and Founder (2016-2026)

Promethos Capital: President of Operations and Founder (2019-2022)

Aaron C. Cooper Principal Accounting Officer, Principal Financial Officer and Treasurer

American Beacon Advisors, Inc.: Director, Fund Reporting (2024-Present), Manager, Fund Reporting (2021-2024)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Treasurer (March 2026-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (March 2026-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (March 2026-Present)

Resolute Investment Managers, Inc.: Assistant Treasurer (March 2026-Present)

Name, Title and Address	Principal Occupation(s)
Rosemary K. Behan Senior Vice President, Secretary and General Counsel

American Beacon Advisors, Inc.: Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)

American Beacon Funds and American Beacon Select Funds: Vice President, Secretary and Chief Legal Officer (2006-Present)

American Beacon Institutional Funds Trust: Vice President, Secretary and Chief Legal Officer (2017-Present)

American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Secretary (2023-2026)

American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)

American Beacon Cayman Trend Company, Ltd.: Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Private Equity Management, LLC: Secretary (2008-2024)

Continuous Capital, LLC: Vice President and Secretary (2018-2022)

Green Harvest Asset Management, LLC: Secretary (2019-2021)

Resolute Acquisition, Inc.: Secretary (2015-Present)

Resolute Investment Distributors, Inc.: Secretary (2017-Present)

Resolute Investment Holdings, LLC: Secretary (2015-2025)

Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President

(2015-2021), Secretary and General Counsel (2015-Present)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2017-2025), Secretary and General Counsel (2017-2025)

Resolute Topco, Inc.: Secretary (2015-Present)

Paul Cavazos Chief Investment Officer and Senior Vice President

American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)

American Beacon Funds and American Beacon Select Funds: Vice President (2016-Present)

American Beacon Institutional Funds Trust: Vice President (2017-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)

American Private Equity Management, L.L.C.: Vice President (2017-2024)

Name, Title and Address	Principal Occupation(s)
Rebecca L. Harris Chief Operating Officer and Senior Vice President

American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)

American Beacon Funds and American Beacon Select Funds: Vice President (2022-May 2024 and June 2024-Present), President (May 2024-June 2024), Assistant Secretary (2010-2022)

American Beacon Institutional Funds Trust: Vice President (2022-May 2024 and June 2024-Present), President (May 2024-June 2024), Assistant Secretary (2017-2022)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC: Vice President (2018-2022), Director (2022)

National Investment Services of America, LLC: Director (2022-Present)

Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

RSW Investments Holdings LLC: Director (2022-Present)

Shapiro Capital Management LLC: Director (2022-Present)

SSI Investment Management LLC: Director (2022-Present)

Terri L. McKinney Senior Vice President

American Beacon Advisors, Inc.: Senior Vice President, (2021-Present) Vice President, (2009-2021)

American Beacon Funds and American Beacon Select Funds: Vice President (2010-Present)

American Beacon Institutional Funds Trust: Vice President (2017-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)

Continuous Capital, LLC: Vice President (2018-2022)

Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2018-2025)

Resolute Investment Distributors, Inc.: Director (2024-Present), Vice President (2024-Present)

Name, Title and Address	Principal Occupation(s)
Christina E. Sears Chief Compliance Officer and Senior Vice President

American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Vice President (2019-2026), Senior Vice President (2026-Present)

American Beacon Funds and American Beacon Select Funds: Chief Compliance Officer (2004-Present), Assistant Secretary (1999-Present)

American Beacon Institutional Funds Trust: Chief Compliance Officer and Assistant Secretary (2017-Present)

American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)

Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)

Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)

Resolute Investment Distributors, Inc.: Vice President (2017-Present)

Resolute Investment Managers, Inc.: Vice President (2017-Present)

Resolute Investment Services, Inc.: Vice President (2019-2025)

RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)

Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)

* The address of each director/principal executive officer is American Beacon Advisors, Inc., 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

The New Management Agreement

The form of the New Management Agreement for the Fund is attached as Exhibit A to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit A. The terms of the New Management Agreement are similar in many respects to those of the Current Advisory Agreement, although there are certain differences described below.

Services

The New Management Agreement, like the Current Advisory Agreement, states that American Beacon will provide the Fund with a continuous investment program and will determine what securities and other investments will be purchased, retained, or sold by the Fund, and what portion of such assets will be invested or held uninvested in cash, subject to the supervision of the Board. The New Management Agreement also provides that American Beacon will effect portfolio transactions and select brokers, dealers, and futures commission merchants; vote proxies and exercise rights relating to portfolio securities and corporate actions; and prepare and provide reports and information to the Board related to Fund activities. Under the Current Advisory Agreement, RBC Rochdale provides substantially similar services.

The New Management Agreement also states that American Beacon will provide services with respect to securities lending activities on behalf of the Fund; act as a claimant in securities class actions; and exercise rights in bankruptcy proceedings and reorganizations. The New Management Agreement also gives American Beacon express authority to determine what commodity interests will be purchased, retained, sold or loaned by the Fund. The Current Advisory Agreement does not include similar provisions.

In addition, the New Management Agreement is a combined advisory and administration agreement, pursuant to which American Beacon also would serve as the Fund’s administrator and would provide to the Fund, at American Beacon’s cost and expense, all administrative and clerical services deemed necessary or advisable for the operation of the Fund, including: (1) selecting and overseeing necessary service companies to conduct certain operations of the Fund; (2) managing or supervising the maintenance of all internal bookkeeping, accounting and auditing services and records; (3) assisting the Fund with complying with applicable securities, tax and other laws and regulations; (4) arranging for the preparation and periodic updating of the Fund’s registration statement, proxy materials, tax returns, shareholder reports and other filings; (5) respond to shareholder inquiries, conduct correspondence and facilitate other communications with shareholders; and (6) prepare or oversee the preparation of materials relating to meetings of the Board and its committees.  By contrast, the Current Advisory Agreement relates primarily to advisory services, and the Fund has a separate administrator, SEI Investments Global Funds Services, a wholly-owned subsidiary of SEI Investments, Co. The Current Advisory Agreement does, however, provide that RBC Rochdale shall oversee the Fund’s other service providers, including its administrator, as well as participate in Board meetings and oversee the preparation of materials for such meetings, and oversee the preparation of certain regulatory filings for the Fund.

Advisory Fees

Under the Current Advisory Agreement, the Fund pays RBC Rochdale an annual advisory fee of 1.50% of the Fund’s average net assets, and RBC Rochdale pays CIFC a sub-advisory fee of 1.25% out of RBC Rochdale’s advisory fee. If Proposals 1 and 2 are approved, the Fund will pay American Beacon an annual management fee of 0.50% of the Fund’s average daily net assets, and will directly pay CIFC an annual sub-advisory fee of 1.00% of the Fund’s average daily net assets, for an aggregate fee rate of 1.50%. Although under the New Advisory Agreements, the Fund would pay CIFC its sub-advisory fee directly, there would be no change to the aggregate advisory fee rate paid by the Fund in connection with the New Advisory Agreements.

Expenses

Although the New Management Agreement and Current Advisory Agreement generally provide for the Fund to bear similar types of expenses, they describe them differently. The New Management Agreement, similar to the Current Advisory Agreement, provides that the Fund is required to bear all expenses not specifically assumed by the adviser and incurred in the Fund’s operations and the offering of its shares, including: (1) advisory fees payable to the adviser; (2) portfolio transaction costs, including brokerage commissions and transaction expenses; (3) expenses of organizing the Fund; (4) registration, qualification, filing, and maintenance fees under federal and state securities laws; (5) independent Trustee compensation and expenses; (6) custodian fees; (7) transfer agent fees; (8) dividend disbursing agent fees; (9) fees and expenses of other service providers and agents; (10) legal expenses, including for special counsel for the independent Trustees; (11) accounting expenses; (12) auditing expenses; (13) taxes and governmental fees; (14) insurance and fidelity bond costs; (15) costs arising from liabilities, claims, or violations of law; (16) costs of share issuance, distribution, and repurchase, and related shareholder servicing; (17) distribution-related fees; (18) shareholder servicing fees; (19) costs of borrowing money and leverage financing; (20) expenses associated with preferred shares or other leverage instruments; (21) costs of preparing share certificates; (22) expenses of Board and shareholder meetings; (23) expenses relating to proxy materials and solicitation; (24) expenses of printing and distributing shareholder reports, statements, notices, and similar materials; (25) expenses of printing and distributing prospectuses, statements of additional information, and updates thereto; (26) membership fees and expenses for investment company organizations; (27) extraordinary or non-recurring expenses; (28) costs of pricing and valuation services; (29) expenses resulting from new legal or regulatory requirements; (30) the compensation and expenses of the Fund’s officers; and (31) costs and expenses related to new services mandated by law.

The Current Advisory Agreement also requires the Fund to bear registrar fees; shareholder servicing agent fees; fund accounting service provider fees; expenses of preparing and filing tax returns and reports; expenses of preparing and filing reports with federal and state regulatory authorities; website costs; travel expenses of Fund officers, Trustees and employees in connection with Board meetings or other Fund-related business; any direct charges to shareholders approved by the Trustees; and fees and expenses of listing Fund shares on a securities exchange. Such costs, fees, and expenses are not specifically listed in the New Management Agreement.

The New Management Agreement also requires the Fund to bear fees payable to sub-advisers; fees paid for brokerage commission analysis services for monitoring best execution practices of sub-advisers; legal and consultant expenses associated with reviewing, negotiating, and structuring specialized loans and investments; costs associated with originating loans, securitizations, and alternative lending strategies; leverage financing costs related to reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities, and tender option bonds; auction agent fees; fees and expenses of underlying funds or pooled investment vehicles; dividend and interest expenses on short positions; securities lending fees; proxy voting service fees; proxy solicitation and tabulation service fees; placement agent fees; subscription fees; and commercial paper and senior securities issuance and maintenance costs. Such costs, fees, and expenses are not specifically listed in the Current Advisory Agreement.

Limitation of Liability

The New Management Agreement, like the Current Advisory Agreement, provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard by it of its obligations and duties.

Indemnification

Pursuant to the Current Advisory Agreement, RBC Rochdale and the Fund shall each indemnify and hold harmless the other party and the shareholders, members, directors, managers, trustees, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under the Current Advisory Agreement provided, that no Indemnified Party is protected against any liability they would otherwise be subject to by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties under the Current Advisory Agreement, or by reason of reckless disregard of their obligations and duties under the Current Advisory Agreement. The New Management Agreement does not include similar indemnification provisions.

Term and Termination

The New Management Agreement, like the Current Advisory Agreement, provides that it will continue in force for an initial period of two years, and then from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. Like the Current Advisory Agreement, the New Management Agreement automatically terminates on assignment, and it is terminable upon 60 days’ prior written notice, without the payment of any penalty, by (i) the adviser given to the Fund or (ii) the Fund given to the adviser.

Sub-Advisers

The New Management Agreement, like the Current Advisory Agreement, permits the adviser, subject to approval by the Board and shareholders of the Fund, if required by the 1940 Act, to enter into contracts with one or more investment sub-advisers, pursuant to which such sub-advisers would be required to perform certain duties of the adviser. Pursuant to the New Management Agreement and the Current Advisory Agreement, the adviser is required to supervise, oversee, and monitor each sub-adviser.

Under the Current Advisory Agreement, RBC Rochdale is responsible for paying the applicable sub-advisory fee to each sub-adviser. Under the New Management Agreement, the Fund is responsible for paying the applicable sub-advisory fee to each sub-adviser. However, as noted above, there would be no change to the aggregate advisory fee rate paid by the Fund in connection with the New Advisory Agreements.

Summary of Fund Expenses

Fees and Expenses – Current and Pro Forma as of the Fiscal Year Ended May 31, 2026

	Current	Pro Forma
Shareholder Transaction Expenses (fees paid directly from your investment)
Maximum Repurchase Fee	None	None
Sales Load	None	None

Annual Fund Operating Expenses (as a percentage of net assets attributable to the shares)
Management Fees	1.50%	1.50%
Shareholder Servicing Fee	0.25%	0.25%
Other Expenses	0.40%	0.53%
Total Annual Fund Operating Expenses	2.15%	2.28%
Fee Waivers and/or Expense Reimbursements	(0.20)%(1)	(0.33)%(2)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.95%	1.95%

(1)     RBC Rochdale has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the Fund’s total annual operating expenses will not exceed 1.95% (after fee waivers and/or expense reimbursements, and exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees or expenses, extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of the Fund’s business). These arrangements will continue until October 1, 2027, and shall automatically renew for an additional one-year period unless sooner terminated by the Fund or by the Board upon 60 days’ written notice to RBC Rochdale or termination of the advisory agreement between the Fund and RBC Rochdale. RBC Rochdale may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for the Fund in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment.

(2)     American Beacon has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the Fund’s total annual operating expenses will not exceed 1.95% (after fee waivers and/or expense reimbursements, and exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees or expenses, extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of the Fund’s business) for a period of three years from the date of the closing of the Adoption.

Example

The following Example is intended to help you understand the various costs and expenses that you, as a holder of shares, would bear directly or indirectly (based on the Fund’s current expenses and pro forma expenses). The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated. Because there are no costs to you associated with repurchases of your shares, your costs would be the same whether you hold your shares or tender your shares for repurchase at the end of the time periods indicated. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV, and that the Fund’s operating expenses (as described above) remain the same. The example should not be considered a representation of the Fund’s future expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$198	$654	$1,136	$2,467
Pro Forma	$198	$612	$1,125	$2,534

Evaluation by the Board of Trustees

The New Management Agreement was unanimously approved by the Board, including the Independent Trustees, at an in-person meeting held on May 14, 2026.  In approving the New Management Agreement, the Board determined that the terms of the New Management Agreement are fair and reasonable and approved the New Management Agreement as being in the best interests of the Fund and its shareholders.  In making their determinations, the Board considered materials that were specifically prepared by American Beacon and RBC Rochdale regarding the Adoption and the New Management Agreement, including information with respect to American Beacon that was provided to the Independent Trustees in response to a number of questions and supplemental information requests from counsel to the Independent Trustees.  The Board was also provided information prepared by American Beacon in response to due diligence requests from RBC Rochdale.  In addition, the Board met with representatives from RBC Rochdale and American Beacon at an in-person meeting of the Board held on April 7, 2026, and with RBC Rochdale at in person meetings of the Board held on May 13-14, 2026, and August 19, 2026, to discuss the Adoption and New Management Agreement. The Independent Trustees of the Fund also met separately with their independent counsel to consider the New Management Agreement.  In their deliberations, the Independent Trustees had the opportunity to meet privately on several occasions without representatives of American Beacon or RBC Rochdale present and were represented throughout the process by counsel to the Independent Trustees. RBC Rochdale recommended that the Board approve the New Management Agreement in connection with the Board’s consideration of the broader Adoption.

In approving the New Management Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by American Beacon, including American Beacon’s experience providing oversight and monitoring of sub-advisers to investment companies, the investment performance of the Fund and American Beacon, the costs of services to be provided by American Beacon and profits expected to be realized by American Beacon with respect to the Fund. The Board also considered whether the proposed fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board also evaluated American Beacon’s ability to manage the Fund, noting that CIFC currently serves as the sub-adviser to the Fund, and, following the Adoption, CIFC would continue to serve as the sub-adviser to the Fund. Counsel to the Independent Trustees provided the Independent Trustees with a memorandum regarding the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the approval of the New Management Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Independent Trustees and the Board’s conclusions with respect to each such factor.

Nature, extent and quality of the services. The Board received and considered various information regarding the nature, extent and quality of the advisory services to be provided by American Beacon to the Fund under the New Management Agreement.  American Beacon provided detailed responses to requests submitted by counsel to the Independent Trustees.  At its April 7, 2026 meeting, the Board also received an in-person presentation from senior personnel at American Beacon regarding the resources that would be dedicated to the Fund.  The Board considered that American Beacon reported that as of December 31, 2025, American Beacon had approximately $59.9 billion in assets under management.  The Board considered that while American Beacon does not currently manage any investment portfolios using the same strategies and investment style as the Fund, CIFC, the Fund’s current sub-adviser, was expected to continue to provide portfolio management services to the Fund.  The Board also considered American Beacon’s representation that it did not anticipate any differences in the scope and quality of the investment advisory services to be provided to the Fund as a result of the Adoption.  The Board also evaluated information regarding the financial stability of American Beacon, including the audited consolidated financial statements of American Beacon’s ultimate parent company, as well as a financial stability and credit profile of American Beacon prepared by RBC Capital Markets and a related presentation from RBC Capital Markets at the Board’s May 13, 2026 meeting.

Based on the foregoing and other relevant information reviewed, the Board concluded that, overall, it was satisfied with assurances from American Beacon as to the expected nature, extent and quality of the services to be provided to the Fund under the New Management Agreement.

Investment performance. The Board considered that American Beacon’s role with respect to the Fund’s investment performance would be to monitor and oversee the performance of CIFC, the current sub-adviser to the Fund.  The Board considered American Beacon’s experience with respect to sub-adviser oversight.  The Board also considered the information it received and reviewed throughout the year regarding the Fund’s performance and in connection with its recent annual consideration of the renewal of the Fund’s advisory agreement with RBC Rochdale and sub-advisory agreement between RBC Rochdale and CIFC with respect to the Fund.  The Board observed that in connection with its determination to renew the current sub-advisory agreement between RBC Rochdale and CIFC at its May 13, 2026 meeting, it had assessed the performance of the Fund compared with the returns of a blended index consisting of 50% Palmer Square CLO BB Price Index and 50% Palmer Square CLO BBB Price Index (the “Blended Index”), the LIBOR/SOFR 3-Month USD Fixed +5% Index (the “LIBOR/SOFR Index”), and a peer group of funds identified by RBC Rochdale (the “Peer Group”) for the one-, three-, and five-year periods ended December 31, 2025. The Board observed that the Fund outperformed the LIBOR/SOFR Index returns for the three-year period (by 0.93%) but had underperformed the LIBOR/SOFR for the one- and five-year periods (by 11.16% and 0.92%, respectively) and had underperformed the Blended Index returns for the one-, three- and five-year periods (by 9.96%, 3.37% and 1.48%, respectively). The Fund outperformed the average returns of the Peer Group for the one-, three- and five-year periods.  The Board considered RBC Rochdale’s assertion that following two years of strong performance, 2025 was a challenged year for CLO equity with pricing pressures due to liquidity challenges and lower demand among institutional investors, and that RBC Rochdale believed the Fund performed in line with expectations due to recent challenges in the CLO equity market. The Trustees also considered the Fund’s positive performance over the three- and five-year periods, and RBC Rochdale’s belief of the potential for a rebound in CLO equity in 2026.

The Trustees also considered the Fund’s investment strategy and its portfolio management team, which are expected to remain unchanged as a result of the Adoption. In addition, the Trustees considered that the Fund’s investment objective is not expected to change as a result of the New Management Agreement.

Fees and Expenses. The Board considered that the Fund currently pays RBC Rochdale an annual advisory fee of 1.50% of the Fund’s average net assets, and if the Proposals are approved, the Fund would pay American Beacon an annual management fee of 0.50% of the Fund’s average daily net assets, and CIFC an annual sub-advisory fee of 1.00% of the Fund’s average daily net assets, for an aggregate fee rate of 1.50%.  The Board considered that in connection with its recent renewal of the Fund’s advisory agreement with RBC Rochdale and sub-advisory agreement between RBC Rochdale and CIFC with respect to the Fund, they had received and considered comparative fee information. The Board noted that it had reviewed information regarding the advisory fees (both before and after waivers) charged by RBC Rochdale to the Fund, and the total expenses (net of fee waivers) for the last fiscal year of the Fund (as a percentage of its average annual net assets) (“Total Expense Ratio”), compared to those of the funds included in the Peer Group.  The Board observed that the gross and net advisory fees paid by the Fund were below the Peer Group averages and the Total Expense Ratio of the Fund was below the Peer Group average.  The Board also considered that although the Fund’s pro forma expense ratio was expected to rise from 2.07% (as of the Fund’s September 26, 2025 Prospectus) to 2.22%, American Beacon has agreed to an operating expense limitation agreement with respect to the Fund that will cap the Fund’s net expense ratio at 1.95% (which is the Fund’s current net expense ratio after fee waivers) for a period of three years from the date of the closing of the Adoption.

Profitability. Benefits to American Beacon and Economies of Scale.  The Board next considered information prepared by American Beacon relating to its expected costs and profits with respect to the Fund for the first year of the New Management Agreement, and noted that American Beacon concluded that the first year would not be profitable.  The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how American Beacon’s profitability actually would be affected by becoming the investment adviser to the Fund, but that the Trustees had been satisfied, based on their review of the projected profitability of American Beacon, that the profitability from American Beacon’s relationship with the Fund would not be excessive during the initial term of the New Management Agreement.

The Board considered that American Beacon’s platform presented new opportunities for the Fund to receive the benefits of economies of scale through American Beacon’s relationships with intermediaries and service providers, and considered other operational efficiencies that could lead to economies of scale.  The Trustees noted that there can be no assurances that economies of scale will be achieved.

With respect to “fall out” benefits, the Board noted American Beacon’s representation that American Beacon may benefit from the Fund investing cash sweep assets in the American Beacon U.S. Government Money Market Select Fund, a money market fund advised by American Beacon.

The Trustees also considered that RBC Rochdale has a financial interest under the Asset Purchase Agreement in having the Board and shareholders approve the New Management Agreement.

Based on the information provided to and evaluated by the Board, the Board concluded that, with respect to the Fund, the fees proposed to be charged by American Beacon under the New Management Agreement are fair and reasonable in light of the quality and nature of the services proposed to be provided by American Beacon and that the proposed profitability of American Beacon’s relationship with the Fund will not be excessive.

Conclusion. In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors.  After an evaluation of the above-described factors and based on their deliberations and analysis of the information provided, the Trustees concluded that approval of the New Management Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Trustees, including the Independent Trustees voting separately, unanimously approved the New Management Agreement with respect to the Fund and recommended that shareholders of the Fund vote FOR approval of the New Management Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied. RBC Rochdale will receive compensation in connection with the Asset Transfer.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Trustees have not been advised by RBC Rochdale or American Beacon of any circumstances arising from the Asset Transfer that might result in the imposition of an “unfair burden” on the Fund as defined in Section 15(f) of the 1940 Act. Moreover, American Beacon has committed that for two years after the consummation of the Asset Transfer, it will use commercially reasonable efforts to ensure that there is not imposed any unfair burden on the Fund. American Beacon has also agreed that for a minimum of three years subsequent to the consummation of the Asset Transfer, it will use commercially reasonable efforts to ensure that at least 75% of the Board will be comprised of persons who are not “interested persons” of either American Beacon or RBC Rochdale.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

The primary purpose of this proposal is to enable CIFC to continue to serve as the investment sub-adviser to the Fund. If the Adoption is approved, Messrs. Matthew Andrews and Jay Huang of CIFC, the Fund’s current portfolio managers, will continue to serve as the portfolio managers for the Fund and will continue to be responsible for the day-to day management of the Fund’s investment portfolio, subject to the oversight of American Beacon. In addition, the Fund’s investment objectives and principal investment strategies will remain the same.

As stated above, the 1940 Act requires that investment advisory agreements such as the New Sub-Advisory Agreement be approved by shareholders. Therefore, shareholders are being asked to approve the New Sub-Advisory Agreement.

Information Regarding CIFC

CIFC, located at 1 SE 3rd Avenue, Suite 1660, Miami, Florida 33131, is a Delaware limited liability company. CIFC is a registered investment adviser and, together with its affiliates, focuses on multiple disciplines, including collateralized loan obligations (“CLOs”), structured credit, corporate credit, opportunistic credit, and direct lending. CIFC has approximately 200 employees located in New York, London, Miami and Radnor, Pennsylvania, with over 90 investment professionals averaging 16 years of credit experience. CIFC is wholly owned indirectly by CIFC LLC, a formerly publicly traded company that was acquired by Centricus Holdings I LP in 2016, which is owned by Centricus Financial Investments LP and certain CIFC employees, and which in turn is majority-owned by Supreme Universal Holdings Ltd, whose sole member is the late Hamad Bin Khalifa Al-Thani.

CIFC is guided by a rigorous investment process with an acute focus on downside risk protection and bottom-up fundamental credit research applied across its disciplines. As of June 30, 2026, CIFC and its affiliates manage 73 CLOs with total assets under management of approximately $35.3 billion. In addition, as of June 30, 2026, CIFC and its affiliates manage approximately $3.7 billion in corporate credit strategies, $4.7 billion in structured credit strategies, and $3.6 billion in direct lending, across multiple funds and separately managed accounts. The Current Sub-Advisory Agreement is dated September 27, 2018, and was last approved by the sole initial shareholder of the Fund on October 24, 2018.  It was last renewed by a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, on May 13, 2026.

Directors/Principal Executive Officers of CIFC

The name, address and principal occupation of the directors and principal executive officers of CIFC are included below. No officer or Trustee of the Fund is also an officer, employee or director of CIFC. No Trustee of the Fund owns any securities of, or has any other material direct or indirect interest in, CIFC or any of its affiliates.

Name and Address*	Principal Occupation(s)
Stephen Vaccaro	Chief Executive Officer and Chief Investment Officer
John DiRocco	Chief Operating Officer
Asha Richards	General Counsel
Anna Sembos	Chief Financial Officer and Deputy Chief Operating Officer
Lily Wicker	Chief Compliance Officer and Associate General Counsel

* The address of each director/principal executive officer is CIFC Investment Management LLC, 1 SE 3rd Avenue, Suite 1660, Miami, Florida 33131.

The New Sub-Advisory Agreement

The form of the New Sub-Advisory Agreement for the Fund is attached as Exhibit B to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit B. The terms of the New Sub-Advisory Agreement are similar in many respects to those of the current sub-advisory agreement between RBC Rochdale and CIFC (the “Current Sub-Advisory Agreement”), although there are certain differences described below. The Fund would be a party to the New Sub-Advisory Agreement, and would pay the sub-advisory fee to CIFC directly. The Fund is not a party to the Current Sub-Advisory Agreement, and CIFC is paid by RBC Rochdale.

Services

The New Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, provides that CIFC shall manage the investment and reinvestment of the Fund’s assets as is designated by the adviser from time to time, and, with respect to such assets, to continuously review, and administer the investment program of the Fund, to determine in CIFC’s discretion, the securities to be purchased or sold, to effect portfolio transactions and select counterparties, brokers or dealers, to vote proxies and exercise rights relating to portfolio securities and corporate actions, to provide the adviser and the Fund with records concerning CIFC’s activities which the Fund is required to maintain, and to render regular reports to the adviser and to the Fund’s officers and Trustees concerning CIFC’s discharge of its responsibilities.

The New Sub-Advisory Agreement includes a number of requirements with respect to CIFC’s compliance program, code of ethics, and disclosure responsibilities to the Fund or American Beacon, and certain representations and warranties of CIFC, American Beacon, and the Fund, that are not included in the Current Sub-Advisory Agreement. The New Sub-Advisory Agreement also requires CIFC to maintain (i) any necessary registrations, licenses, or exemptions, to the extent required, with the U.S. Commodity Futures Trading Commission and/or National Futures Association; and (ii) comprehensive disaster recovery, business continuity and cybersecurity programs that are in accordance with applicable law and within industry standards in CIFC’s discretion, provide a copy of such programs to American Beacon upon request, and conduct testing on its disaster recovery, business continuity and cybersecurity programs not less frequently than in accordance with its policies. The Current Sub-Advisory Agreement does not include similar provisions. In addition, the New Sub-Advisory Agreement requires that CIFC provide assistance to American Beacon in determining the value of all securities and other investments owned by the Fund, including monitoring the securities and other investments for potential significant events that could affect their values and notifying American Beacon. The Current Sub-Advisory Agreement does not include similar provisions.

Sub-Advisory Fees

Under the Current Advisory Agreement, the Fund pays RBC Rochdale an annual advisory fee of 1.50% of the Fund’s average net assets, and RBC Rochdale pays CIFC a sub-advisory fee of 1.25% out of RBC Rochdale’s advisory fee. If Proposals 1 and 2 are approved, the Fund will pay American Beacon an annual management fee of 0.50% of the Fund’s average daily net assets, and will directly pay CIFC an annual sub-advisory fee of 1.00% of the Fund’s average daily net assets, for an aggregate fee rate of 1.50%. Although under the New Advisory Agreements, the Fund would pay CIFC its sub-advisory fee directly, there would be no change to the aggregate advisory fee rate paid by the Fund in connection with the New Advisory Agreements.

Indemnification

The New Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, provides that CIFC shall not be protected against any liability to, and shall indemnify and hold harmless, the Fund, the adviser, and any affiliated person or controlling person thereof, against any and all losses, claims, damages, liabilities or litigation or proceedings arising out of or based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, CIFC’s obligations and/or duties thereunder; or (ii) any material misstatement or omission of a material fact in information in the Fund’s registration statement, proxy materials or reports filed with the SEC or in written marketing materials to investors in the Fund in a form which has been reviewed and approved by CIFC relating to and made in reliance upon disclosure provided to the adviser or the Fund by CIFC for inclusion in such documents or reviewed and approved in writing by CIFC.

Under the Current Sub-Advisory Agreement, RBC Rochdale shall indemnify and hold harmless CIFC and its affiliates, agents, controlling persons, managers, partners, employees, or shareholders from any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (“Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in the Fund’s registration statement, proxy materials or reports filed with the SEC, or in written marketing materials to investors in the Fund (other than a misstatement or omission relating to and made in reliance upon disclosure provided to RBC Rochdale or the Fund by CIFC for inclusion in such documents or reviewed and approved in writing by CIFC); (ii) any action or inaction by CIFC that CIFC has made or refrained from making, in good faith pursuant to and consistent with RBC Rochdale’s written instructions to CIFC; or (iii) RBC Rochdale’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this agreement or reckless disregard of its obligations and duties thereunder. The New Sub-Advisory Agreement does not include a similar provision.

Term and Termination

The New Sub-Advisory Agreement provides that, unless sooner terminated as provided therein, it shall continue for two years after its execution as to the Fund and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Current Sub-Advisory Agreement provides that it shall continue in effect for one year and shall thereafter continue in effect from year to year so long as such continuance is approved in conformity with the 1940 Act.

The New Sub-Advisory Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by: American Beacon upon not less than (30) thirty days nor more than (60) sixty days prior notice to CIFC; by vote of a majority of the Board of the Fund (including a majority of the independent Trustees) or by vote of a majority of the outstanding voting securities of the Fund on not less than (30) thirty days nor more than (60) sixty days written notice to CIFC; by CIFC at any time without the payment of any penalty, on sixty (60) days written notice to the Fund; upon written notice by a party to another party that the other party is in material breach of the Agreement, unless the party in material breach of the Agreement cures such breach to the reasonable satisfaction of the party or parties alleging the breach within thirty (30) days after written notice; or by American Beacon immediately upon written notice to CIFC if CIFC gives notice of any financial condition that is reasonably and foreseeably likely to impair CIFC’s ability to fulfill its commitments under this Agreement or otherwise becomes unable to discharge its duties and obligations under the Agreement. The Current Sub-Advisory Agreement may be terminated (i) at any time, without penalty, by vote of the Board or by vote of a majority of the Fund’s outstanding voting securities, or (ii) by RBC Rochdale or CIFC, without penalty, on sixty (60) days’ prior written notice to the non-terminating party. Like the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement automatically terminates on assignment.

Evaluation by the Board of Trustees

The New Sub-Advisory Agreement was unanimously approved by the Board, including the Independent Trustees, at an in-person meeting held on May 14, 2026.  In approving the New Sub-Advisory Agreement, the Board determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and approved the New Sub-Advisory Agreement as being in the best interests of the Fund and its shareholders.  In making their determinations, the Board considered their prior knowledge of and experience with CIFC as the sub-adviser of the Fund since its inception.  The Board also considered the information received and reviewed throughout the year regarding the Fund’s performance and information it had received and reviewed in connection with its recent annual consideration of the renewal of the sub-advisory agreement between RBC Rochdale and CIFC with respect to the Fund at the Board’s May 13, 2026 meeting.

Nature, Extent and Quality of Services.  The Board received and considered various information regarding the nature, extent and quality of the advisory services to be provided by CIFC to the Fund under the New Sub-Advisory Agreement.  In reviewing the services to be provided by CIFC to the Fund, the Board considered a variety of matters, including the overall quality and depth of CIFC’s organization and CIFC’s financial strength and stability.  The Board noted that CIFC reported that as of December 31, 2025, CIFC had $47 billion in assets under management and approximately 90 investment professionals averaging 16 years of credit experience. The Board also considered, among other things, the investment operations and staff of CIFC, CIFC’s commitment to compliance with applicable laws and regulations and the Fund’s compliance policies and procedures, its portfolio trading and soft dollar practices and its disaster recovery and contingency planning practices. In addition, the Board considered the background, education and experience of CIFC’s key portfolio management and operational personnel, and CIFC’s efforts to retain, attract and motivate capable personnel to serve the Fund.  Based on the foregoing, the Board concluded that it was satisfied with the nature, extent and quality of the sub-advisory services expected to be provided to the Fund by CIFC.

The Board observed that in connection with its determination to renew the current sub-advisory agreement between RBC Rochdale and CIFC at its May 13, 2026 meeting, it assessed the performance of the Fund compared with the returns of a blended index consisting of 50% Palmer Square CLO BB Price Index and 50% Palmer Square CLO BBB Price Index (the “Blended Index”), the LIBOR/SOFR 3-Month USD Fixed +5% Index (the “LIBOR/SOFR Index”), and a peer group of funds identified by RBC Rochdale (the “Peer Group”) for the one-, three-, and five-year periods ended December 31, 2025. The Board observed that the Fund outperformed the LIBOR/SOFR Index returns for the three-year period (by 0.93%) but had underperformed the LIBOR/SOFR for the one- and five-year periods (by 11.16% and 0.92%, respectively) and had underperformed the Blended Index returns for the one-, three- and five-year periods (by 9.96%, 3.37% and 1.48%, respectively). The Fund outperformed the average returns of the Peer Group for the one-, three- and five-year periods. The Board considered RBC Rochdale’s assertion that following two years of strong performance, 2025 was a challenged year for CLO equity with pricing pressures due to liquidity challenges and lower demand among institutional investors, and that RBC Rochdale believed the Fund performed in line with expectations due to recent challenges in the CLO equity market. The Trustees also considered the Fund’s positive performance over the three- and five-year periods, and RBC Rochdale’s belief of the potential for a rebound in CLO equity in 2026.

The Board concluded that based on the various factors they had reviewed, CIFC could be expected to provide high quality sub-advisory services to the Fund.

Sub-Advisory Fee and Benefits to CIFC. The Board reviewed information included in the meeting materials regarding the sub-advisory fee charged by CIFC, and noted CIFC’s representation that the funds it manages that are charged lower base management fees than the Fund have a lower target return and focus exclusively on investments in CLO debt, and/or they pay a performance-based fee in addition to the base management fee. The Board also noted that RBC Rochdale has evaluated CIFC’s fee relative to those of its asset class peer group in an effort to ensure that it is reasonable and appropriate in light of the services provided. In addition, the Board considered the advisory and sub-advisory fee split of the Fund.  The Board noted that under the current sub-advisory agreement with RBC Rochdale, CIFC receives a fee rate of 1.25% whereas under the New Sub-Advisory Agreement CIFC would receive a fee rate of 1.00%.  The Board considered that CIFC’s fee rate under the New Sub-Advisory Agreement was subject to arm’s-length bargaining between CIFC and American Beacon.  The Board also noted that although under the New Sub-Advisory Agreement the Fund would pay CIFC its sub-advisory fee directly, there would be no change to the aggregate advisory fee rate paid by the Fund in connection with the New Advisory Agreements.

The Board also considered the benefits to be received by CIFC and its affiliates as a result of CIFC’s relationship with the Fund, other than the receipt of its sub-advisory fee, including any research services provided by broker-dealers providing execution services to the Fund, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.  With respect to economies of scale, the Board noted CIFC’s statement that investing in CLO securities requires extensive analysis and only marginally benefits from economies of scale and that unlike some credit products, such as bank loans, CLOs are bespoke and require significant analysis for each incremental purchase.

Conclusion.  In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors.  After an evaluation of the above-described factors and based on their deliberations and analysis of the information provided, the Trustees concluded that approval of the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Trustees, including the Independent Trustees voting separately, unanimously approved the New Sub-Advisory Agreement with respect to the Fund and recommended that shareholders of the Fund vote FOR approval of the New Sub-Advisory Agreement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: ELECTION OF TRUSTEES

Background

The Board is responsible for overseeing the management and operation of the Fund, including general supervision and review of the Fund’s investment activities. The Board meets regularly to oversee the business affairs of the Fund and review the activities of the Fund’s officers, who are responsible for day-to-day operations of the Fund. Daniel Hanwacker, Jon C. Hunt, Julie C. Miller, Jay C. Nadel, Shelley Y. Simms, and James R. Wolford currently serve as Trustees of the Fund, and Mr. Nadel serves as Chairman of the Board.

In this Proposal 3, shareholders are being asked to elect the trustee nominees set forth below (each a “Nominee”) to the Fund’s Board. Each of the Nominees has agreed to serve on the Board. There is no stated term of office for the Trustees.  However, the Board has adopted a policy setting a retirement date for Trustees of December 31 of the year in which each Trustee reaches age 75. Exceptions to the retirement age may be made by the Board in individual cases for a period of up to two years, in the discretion of the Board. The boards of the American Beacon Funds Complex, on which the Nominees currently sit, have a similar policy that requires trustees to retire no later than the last day of the calendar year in which they reach the age of 75. It is expected that the Nominees will adopt this policy after the Adoption. All of the current Trustees (Daniel Hanwacker, Jon C. Hunt, Julie C. Miller, Jay C. Nadel, Shelley Y. Simms, and James R. Wolford) intend to resign upon the close of the Adoption.

The following Nominees – Gilbert G. Alvarado, Gerard J. Arpey, Eugene J. Duffy, Claudia A. Holz, Douglas A. Lindgren, Janet C. Smith, and Paul Zemsky – were recommended by RBC Rochdale, approved by the Board’s Nominating and Governance Committee, and appointed as Trustees by the Board on May 14, 2026, subject to shareholder approval and the satisfaction of certain closing matters, including the Asset Purchase Agreement. Section 16 of the 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. In general, at least a majority of a registered fund’s trustees must have been elected to such office by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations, or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.

To properly seat the Nominees and to facilitate future compliance with the requirements of the 1940 Act, the Board proposes to have shareholders elect Gilbert G. Alvarado, Gerard J. Arpey, Eugene J. Duffy, Claudia A. Holz, Douglas A. Lindgren, Janet C. Smith, and Paul Zemsky to serve as Trustees of the Fund. The Board as it would be constituted with the Nominees is referred to below as the “Post-Adoption Board.”

The tables below provide information as to the Nominees’ principal business occupations and directorships held during at least the last five years and certain other information. Mr. Alvarado, Mr. Arpey, Ms. Holz, Mr. Lindgren, Ms. Smith, and Mr. Zemsky would each serve as a Trustee who is not an interested person of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act (an “Independent Trustee”), while Mr. Duffy is deemed to be an interested person of the Fund (an “Interested Trustee”).

Information Regarding the Nominees

Name, Address(1) and Year of Birth	Position/ Term of Office(2)	Number of Portfolios in Fund Complex(3) Overseen by Nominee	Principal Occupation(s) and Directorships Held by Nominee During the Past Five Years
Independent Trustee Nominees
Gilbert G. Alvarado (1969)	None	None

The Conrad Prebys Foundation: Chief Financial Information Officer (2025-Present); Chief Financial Officer (2022-2025);

Sierra Health Foundation (health conversion private foundation): Executive Vice President & CCO (2022), Senior Vice President & CFO (2012-2022), CFO (2006-2011);

Sierra Health Foundation - Center for Health Program Management (California public benefit corporation): Senior Vice President & CFO (2012- 2022);

SJVIIF, LLC (impact investment fund): President (2018-2022);

American Beacon Funds: Trustee (2015-Present);

American Beacon Select Funds: Trustee (2015-Present);

American Beacon Institutional Funds Trust: Trustee (2017-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018-2021);

American Beacon Apollo Total Return Fund: Trustee (2018-2021).

Gerard J. Arpey (1958)	None	None

Emerald Creek Group (private equity firm): Partner (2011-Present);

S.C. Johnson & Son, Inc. (privately held company): Director (2008-Present);

American Beacon Funds: Trustee (2012-Present);

American Beacon Select Funds: Trustee (2012-Present);

The Home Depot, Inc.: Director (2015-Present);

American Beacon Institutional Funds Trust: Trustee (2017-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018-2021);

American Beacon Apollo Total Return Fund: Trustee (2018-2021).

Claudia A. Holz (1957)	None	None

American Beacon Funds: Trustee (2018-Present);

American Beacon Select Funds: Trustee (2018-Present);

American Beacon Institutional Funds Trust: Trustee (2018-Present);

Blue Owl Capital, Inc.: Independent Director (2021-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Name, Address(1) and Year of Birth	Position/ Term of Office(2)	Number of Portfolios in Fund Complex(3) Overseen by Nominee	Principal Occupation(s) and Directorships Held by Nominee During the Past Five Years
Douglas A. Lindgren (1961)	None	None

American Beacon Funds: Trustee (2018-Present), Chair (2025-Present);

American Beacon Select Funds: Trustee (2018-Present), Chair (2025-Present);

American Beacon Institutional Funds Trust: Trustee (2018-Present), Chair (2025-Present);

JLL Income Property Trust: Director (2022-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);

American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Janet C. Smith (1965)	None	None

American Beacon Funds: Trustee (2025-Present);

American Beacon Select Funds: Trustee (2025-Present);

American Beacon Institutional Funds Trust: Trustee (2025-Present);

Putnam Investments, LLC and Putnam Management: Head of Fund Administration Services (2011–2024);

Putnam Funds Complex (Approximately 105 funds): Vice President, Principal Financial Officer (2016-2024), Principal Accounting Officer and Assistant Treasurer (2008-2024), Putnam Ombudsman (2016-2024).

Paul Zemsky (1962)	None	None

Focus Consulting Group: Consulting Partner: (2024-Present);

ML Tech (Crypto Fund-of-Funds): Strategic Advisor: (2024-Present);

American Beacon Funds: Trustee (2025-Present);

American Beacon Select Funds: Trustee (2025-Present);

American Beacon Institutional Funds Trust: Trustee (2025-Present);

Voya Investment Management: Senior Managing Director, Chief Investment Officer, Multi-Asset Strategies and Solutions (2007–2023); Head of Derivative Strategy and Risk Management, General Account (2005-2006).

Interested Trustee Nominee
Eugene J. Duffy(4) (1954)	None	None

Capital Formation and Currency Solutions, Mesirow Financial Administrative Corporation: Managing Director (2016-Present);

American Beacon Funds: Trustee (2008-Present);

American Beacon Select Funds: Trustee (2008-Present);

American Beacon Institutional Funds Trust: Trustee (2017-Present);

American Beacon Sound Point Enhanced Income Fund: Trustee (2018-2021);

American Beacon Apollo Total Return Fund: Trustee (2018-2021).

___________________

(1) The address of each Nominee is c/o American Beacon Advisors, Inc., 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

(2) Each Trustee currently serves until December 31 of the year in which the Trustee reaches age 75, unless an exception is made by the Board, for a period of up to two years; until the next meeting of shareholders, if any, called for the purpose of electing trustees and the election and qualification of his or her successor; or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

(3) “Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the Fund, the City National Rochdale Select Strategies Fund, and the City National Rochdale Funds. However, following the Adoption, the Fund would become part of the American Beacon Funds Complex, which is comprised of 27 series within the American Beacon Funds, 1 series within the American Beacon Institutional Funds Trust, and 4 series within the American Beacon Select Funds. The same persons who constitute the Nominees also constitute the board of the American Beacon Funds, American Beacon Institutional Funds Trust and American Beacon Select Funds and each Trustee oversees the Trusts’ combined 32 series.

(4) Mr. Duffy is deemed to be an “interested person” as defined by the 1940 Act, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

Nomination Considerations

The Nominees were selected with a view towards establishing a board that would have the broad experience needed to oversee a registered investment company employing investment strategies involving various types of debt securities and credit-related investments. As a group, the Nominees have extensive experience in many different aspects of the financial services and asset management industries.

The Nominees were selected to join the Board based upon the following factors, among others: willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; service on boards of investment companies, including investment companies for which American Beacon serves as investment adviser; and with respect to certain persons, satisfying the criteria for not being classified as an “interested person” of the Fund as defined in the 1940 Act. In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Nominee, the following provides further information about the qualifications and experience of each Nominee:

•         Mr. Alvarado has extensive organizational management and financial experience as executive vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of non-profit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a trustee of other registered investment companies.

•         Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a trustee of other registered investment companies.

•         Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a trustee of other registered investment companies.

•         Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years, where she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices, and has since had multiple years of service as a trustee of other registered investment companies.

•         Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures, serving as an Adjunct Professor of Finance at Columbia Business School, and with multiple years of service as a trustee of other registered investment companies.

•         Ms. Smith has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a senior officer of an investment manager, and as an officer of registered investment companies.

•         Mr. Zemsky has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director and chief investment officer of an investment manager, and as a portfolio manager to registered investment companies.

Officers

Information relating to the current officers of the Fund is set forth in Exhibit C to this Proxy Statement. The Board appoints the Fund’s officers, who are responsible for administering the Fund’s day-to-day operations. The officers of the Fund do not receive any compensation from the Fund for their services. Certain officers of the Fund are officers of RBC Rochdale, the Fund’s current investment adviser.

It is expected that if the Adoption is completed and the Nominees are elected, a new slate of officers appointed by the Post-Adoption Board will take office. The Fund will not pay any compensation to the new officers. Information relating to the new slate of officers expected to be appointed into office by the Post-Adoption Board is set forth in Exhibit D to this Proxy Statement. This information is subject to change.

Current Board, Committees, Leadership Structure and Risk Oversight

Board Meetings

During the fiscal year ended May 31, 2026, the Fund’s Board held five regular meetings, all of which were attended by all of the current Trustees.

Current Committees

The Board has an Audit Committee, comprised solely of the Independent Trustees. The Committee makes recommendations to the Board with respect to the engagement of the Fund’s independent registered public accounting firm, approves all auditing and other services provided to the Fund by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Board has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit E.  During the fiscal year ended May 31, 2025, the Fund’s Audit Committee held five meetings. The Board has designated James R. Wolford as the Fund’s “audit committee financial expert,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of his qualifications.

The Board has an Investment Committee, comprised of all of the Trustees. The Committee monitors on an ongoing basis the investment operations of the Fund, including matters such as the Fund’s adherence to its investment mandates, historical performance of the Fund and CIFC, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment objectives and strategies. The Committee also reviews any changes in the Fund’s sub-adviser proposed by RBC Rochdale, including hiring of new sub-advisers and termination of sub-advisers, and makes such recommendations to the Board regarding the proposed changes as it deems appropriate. The Investment Committee of the Board of the Fund met four times during the Fund’s last fiscal year.

The Board has a Nominating and Governance Committee, comprised solely of the Independent Trustees. The Committee operates pursuant to a Nominating and Governance Committee Charter, a copy of which is attached to this Proxy Statement as Exhibit F. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees and other relevant issues, and recommends any appropriate changes to the Board. The Nominating and Governance Committee of the Board of the Fund did not meet during the Fund’s last fiscal year.

Current Leadership Structure and Risk Oversight

All six Trustees on the current Board are Independent Trustees. Jay Nadel serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Fund’s management and the other Independent Trustees. Through the committees of the Board the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the Audit Committee. The Board has emphasized to RBC Rochdale the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, RBC Rochdale and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s CCO, RBC Rochdale’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Post-Adoption Board, Committees, Leadership Structure and Risk Oversight

Post-Adoption Board

If elected, and if the Adoption is completed, the Fund’s Post-Adoption Board would be composed of seven Trustees, six of whom would be Independent Trustees and one of whom would be an Interested Trustee. The Post-Adoption Board expects to appoint Mr. Lindgren, an Independent Trustee, to serve in the role of Chair.

In addition to five (5) regularly scheduled meetings per year, the Post-Adoption Board expects to hold special meetings, as needed, either in person or by videoconference or telephone, to address matters arising between regular meetings.  The Independent Trustees also conduct executive sessions without the presence of management personnel, including at least quarterly in a session at which no Trustees who are interested persons or management are present, and may hold special meetings, as needed, either in person or by videoconference or telephone.

Post-Adoption Committees

Similar to the Fund’s current Board committees, the Post-Adoption Board would have three committees: Audit and Compliance Committee, Investment Committee, and Nominating and Governance Committee. The committees would align with the committees of the boards of other funds for which American Beacon provides advisory services.

The Fund would have an Audit and Compliance Committee (“Audit Committee”). The Audit Committee is expected to consist of Mses. Holz (Chair) and Smith and Mr. Arpey, each of whom are Independent Trustees. Mr. Lindgren, as Chair of the Board, is expected to serve on the Audit Committee in an ex-officio non-voting capacity. As set forth in its anticipated charter, the primary purposes of the Fund’s Audit Committee would be: (a) to oversee the accounting and financial reporting processes of the Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement (and related fee arrangements) of the Fund’s independent auditors to perform annual audit services for the Fund and certain non-audit services for the Fund or certain affiliated parties and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (d) to oversee the Fund’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Fund’s compliance policies and procedures (“Compliance Program”); (e) to coordinate the Board’s oversight of the Fund’s CCO in connection with his or her implementation of the Fund’s Compliance Program; and (f) to assist the Board with the aspects of risk oversight of the Fund that are relevant to the Audit Committee, including, but not limited to, valuation, operational, and compliance risks.

The Fund would have a Nominating and Governance Committee (“Nominating Committee”) that is expected to be comprised of Messrs. Arpey (Chair) and Lindgren and Ms. Smith, each of whom are Independent Trustees. As set forth in its anticipated charter, the Nominating Committee’s primary purposes would be: (a) to make recommendations regarding the nomination of Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Fund officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board and of the chairs of such committees; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; (h) to consider and make recommendations relating to the compensation of Independent Trustees; (i) to assist the Board with the aspects of risk oversight of the Fund that are relevant to the Nominating Committee, including, but not limited to, the stewardship and overall reputation of the Fund; (j) to coordinate and supervise an annual self-evaluation by the Board of the performance of the Board and its various committees; (k) to assist the Board in monitoring and, as it deems appropriate, implementing practices that are designed to promote diversity and inclusion within the Board’s membership and within the workforces of the Fund’s primary service providers and vendors; and (l) to assist the Board in coordinating with legal counsel to the Fund and their independent Board members with respect to staffing matters, including, when applicable, succession planning with respect to senior attorneys engaged in these representations.

The Fund would have an Investment Committee that is expected to consist of Messrs. Alvarado (Chair), Duffy and Zemsky.  Mr. Lindgren, as Chair of the Board, is expected to serve on the Investment Committee in an ex-officio non-voting capacity. As set forth in its anticipated charter, the Investment Committee’s primary purposes would be: (a) to review the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to review recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Fund; (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation; and (f) to assist the Board with the aspects of risk oversight of the Fund that are relevant to the Investment Committee, including, but not limited to counterparty, investment, liquidity and derivatives risks.

Post-Adoption Leadership Structure and Risk Oversight

The Post-Adoption Board’s leadership structure and risk oversight would align with the boards of other funds for which American Beacon provides advisory services.

Risk Oversight

Consistent with its responsibility for oversight of the Fund, the Post-Adoption Board would oversee the management of risks relating to the administration and operation of the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, would be responsible for day-to-day risk management for the Fund. The Post-Adoption Board, in the exercise of its reasonable business judgment, would also separately consider potential risks that may impact the Fund. The Post-Adoption Board would perform this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Post-Adoption Board members who are Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Post-Adoption Board’s oversight of risk management for the Fund.

In general, the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Post-Adoption Board would adopt, and periodically review, policies and procedures designed to address these and other risks to the Fund. In addition, under the general oversight of the Post-Adoption Board, American Beacon, the Fund’s investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund would oversee and regularly monitors the investments, operations and compliance of CIFC.

The Post-Adoption Board would also oversee risk management for the Fund through review of regular reports, presentations and other information from officers of the Fund and other persons. Senior officers of the Fund, senior officers of American Beacon, and the Fund’s CCO would regularly report to the Board on a range of matters, including those relating to risk management. The Post-Adoption Board and its Investment Committee also would regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund, as applicable. In addition to regular reports from American Beacon, the Post-Adoption Board also would receive reports regarding other service providers to the Fund, either directly or through American Beacon or the Fund’s CCO, on a periodic or regular basis. At least annually, the Post-Adoption Board would receive a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, typically on an annual basis, the Post-Adoption Board would receive reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of the Fund’s agreement with American Beacon and the sub-adviser.

Senior officers of the Fund and American Beacon also would report regularly to the Post-Adoption Board’s Audit and Compliance Committee on Fund valuation matters and on the Fund’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee would receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee would meet with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

All but one member of the Post-Adoption Board would be Independent Trustees. Douglas A. Lindgren, an Independent Trustee, is expected to serve as Chair of the Post-Adoption Board. The Chair’s responsibilities include: setting an agenda for each meeting of the Post-Adoption Board; presiding at all meetings of the Post-Adoption Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund. The Chair shall perform such other duties as the Post-Adoption Board may from time to time determine.

The Nominees would discharge their responsibilities collectively as a Post-Adoption Board, as well as through standing committees, each of which operates pursuant to a charter that would be approved by the Post-Adoption Board that delineates the responsibilities of that committee. The Post-Adoption Board is expected to establish three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee would be responsible for oversight of the process, typically performed annually, by which the Post-Adoption Board would consider whether to approve the Fund’s management agreement with American Beacon and, its sub-advisory agreement with CIFC, while specific matters related to oversight of the Fund’s independent auditors would be delegated by the Board to its Audit and Compliance Committee. The members and responsibilities of each Post-Adoption Board committee are summarized above.

The Post-Adoption Board would periodically evaluate its structure and composition as well as various aspects of its operations. The Post-Adoption Board believes that this leadership structure, including its Chair position and its committees, is appropriate for the Fund in light of, among other factors, the asset size and nature of Fund, the number of series of the American Beacon Funds Complex overseen by the Post-Adoption Board, the arrangements for the conduct of the Fund’s operations, the number of trustees, and the Post-Adoption Board’s responsibilities. On an annual basis, the Post-Adoption Board would conduct a self-evaluation that considers, among other matters, whether the Post-Adoption Board and its committees are functioning effectively and whether, given the size and composition of the Post-Adoption Board and each of its committees, the trustees are able to oversee effectively the number of funds in the complex.

Equity Securities Owned by Nominees

The following table sets forth the dollar range of equity securities of the Fund and other funds overseen by each Nominee beneficially owned by the Nominee as of [________], 2026.

Independent Trustee Nominees

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies
Gilbert G. Alvarado	[$_______]	[$_______]
Gerard J. Arpey	[$_______]	[$_______]

Claudia A. Holz	[$_______]	[$_______]
Douglas A. Lindgren	[$_______]	[$_______]
Janet C. Smith	[$_______]	[$_______]
Paul Zemsky	[$_______]	[$_______]

Interested Trustee Nominee

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies
Eugene J. Duffy	[$_______]	[$_______]

Nominee Compensation

None of the Nominees has served as a Trustee of the Fund and, therefore, none of the Nominees has received any compensation from the Fund. Each Nominee who takes office with the Board and qualifies as an Independent Trustee will be paid by the Fund for his or her services as an Independent Trustee. If the Nominees are elected and take office, the new Board may establish a new compensation schedule for its Independent Trustees. The Fund will not pay any compensation to any Interested Trustee.

The Fund does not have any retirement or pension plan for its Trustees or officers.

Currently, as compensation for their service to the American Beacon Funds Complex, each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $165,000; (2) meeting attendance fee (for attendance in person or via electronic means) of (a) $12,000 for in-person attendance, or $5,000 for attendance by electronic means, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special Board meeting held by electronic means; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, For this purpose, the Board considers attendance at regular meetings held by videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

For his service as Board Chair, Mr. Lindgren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These amounts are allocated to the funds in the American Beacon Funds Complex based on average net assets.  It is anticipated that the Fund will participate in this compensation schedule with the other funds in the American Beacon Funds Complex, with expenses allocated based on its net assets.

Transactions in Securities of RBC Rochdale or its Affiliates

None of the Nominees have purchased or sold any securities of RBC Rochdale, its parent companies or subsidiaries of its parent companies, since [_______].

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3 (THE ELECTION OF EACH NOMINEE).

OTHER INFORMATION

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”) serves as the independent registered public accounting firm for the Fund, and performs an annual audit of the financial statements of the Fund. The Fund does not expect any representatives of Cohen to be present at the Meeting.

Audit Fees

For the fiscal years ended May 31, 2026, and May 31, 2025, Cohen billed the Fund $82,138 and $167,155, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

The Fund’s Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended May 31, 2026, with management. The Fund’s Audit Committee has discussed with Cohen the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the U.S. Securities and Exchange Commission (the “SEC”). The Fund’s Audit Committee has received from Cohen the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed Cohen’s independence with Cohen, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm. Based on the Fund’s Audit Committee’s review and discussions with management and Cohen, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended May 31, 2026, for filing with the SEC.

The current members of the Fund’s Audit Committee are: Daniel A. Hanwacker, Jon C. Hunt, Julie C. Miller, Jay C. Nadel, Shelley Y. Simms, and James R. Wolford.

Audit-Related Fees

For the fiscal years ended May 31, 2026, and May 31, 2025, Cohen did not bill the Fund for any assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and that are not reported above.

Tax Fees

For the fiscal years ended May 31, 2026, and May 31, 2025, Cohen billed the Fund $15,000 and $26,200, respectively, for tax compliance, tax advice or tax planning.

All Other Fees

For the fiscal years May 31, 2026, and May 31, 2025, Cohen did not bill the Fund for any products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures with regard to the pre-approval of services provided to the Fund by its independent registered public accounting firm. The Committee must pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by such firm, including the fees and other compensation to be paid to the firm. The Committee may delegate to one or more of its members the authority to grant pre-approvals and requires that the decisions of any member to whom authority is delegated be presented to the full Committee at each of its scheduled meetings. The Committee must also pre-approve the independent registered public accounting firm’s engagements for non-audit services with RBC Rochdale and any affiliate of RBC Rochdale that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Non-Audit Fees

For the fiscal years ended May 31, 2026, and May 31, 2025, Cohen billed no non-audit fees to the Fund, RBC Rochdale, or any affiliate of RBC Rochdale that provides services to the Fund.

Outstanding Shares

As of [________], 2026, [__________] shares of the Fund were issued and outstanding.

Ownership of Shares of the Fund

As of [_________], 2026, the following shareholders were known by the Fund to own beneficially 5% or more of the Fund’s outstanding shares.

Shareholder Name and Address	Number of Shares Owned	Percentage of Fund Owned
[____________]	[_______]	[____]%
[____________]	[_______]	[____]%
[____________]	[_______]	[____]%

As of [_________], 2026, the Trustees and officers of the Fund owned of record, in aggregate, less than 1% of the outstanding shares of the Fund.

Shareholder Nomination of Trustees

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board. While the Nominating and Governance Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee beneficially owns more than 5% of the Fund’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Fund). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Fund’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Nominating and Governance Committee and the Board.

Neither the Nominating and Governance Committee nor the Board has established any specific minimum qualifications that must be met to be considered for nomination as a Trustee. In evaluating potential nominees, the Nominating and Governance Committee evaluates (i) each candidate’s qualifications, skills and experiences and (ii) whether such candidate will qualify as not an “interested person” of the Fund, as such term is defined in the 1940 Act. Neither the Nominating and Governance Committee nor the Board has a formal policy with regard to the consideration of diversity in identifying nominees to serve as a Trustee. Rather, as a matter of practice, the Nominating and Governance Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating and Governance Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, race, gender, perspectives, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board.

Other Matters

The Fund is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

The governing documents of the Fund do not provide for annual meetings of shareholders and the Fund does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Fund’s shareholders must be received by the Fund within a reasonable period of time prior to any such meeting.

VOTING PROCEDURES

How to Vote

This proxy is being solicited by the Board of the Fund. You can vote by mail, touch-tone telephone, Internet, or at the Meeting.

•         To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised, or by voting at the Meeting. Even if you plan to attend and vote at the Meeting, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

•         To vote by telephone, call 1-800-690-6903.

•         To vote by Internet, vote at www.proxyvote.com.

•         To vote at the Meeting, attend the Meeting and cast your vote.

Proxy Solicitation

The Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a third-party service provider, to assist in the distribution of proxy materials, the solicitation and tabulation of proxies, and the certification of votes. It is anticipated that Broadridge will be paid approximately $8,824 for its services. Broadridge may solicit proxies personally and by mail, telephone, e-mail, or the Internet. In addition to the solicitation of proxies by Broadridge, officers of the Fund and officers and employees of RBC Rochdale, without additional compensation, may solicit proxies personally and by mail, telephone, e-mail, or the Internet.

The costs of the Proxy Statement will be borne by American Beacon. These costs include the costs of printing and mailing the Proxy Statement and solicitation costs, including the fees and expenses of Broadridge.

Quorum and Adjournments

The presence at the Meeting or by proxy of 30% of the outstanding shares of the Fund entitled to vote will constitute a quorum for the Meeting with respect to the Fund. The Meeting may, by motion of the person presiding, be adjourned with respect to one or more matters to be considered at such meeting, even if a quorum is present with respect to such matters, when such adjournment is approved by the vote of holders of shares representing a majority of the shares present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Any adjourned meeting may be held as adjourned without further notice if the date, time and place of the adjourned meeting were announced at the time of the adjournment, even if the date of such adjourned meeting is more than 120 days after the date set for the Meeting.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), will be counted toward establishing a quorum. Please note that broker non-votes are not expected with respect to Proposals 1 and 2 because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client on or prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including Proposals 1 and 2, but it may vote such customer’s or client’s shares with respect to Proposal 3. Abstentions will have no effect on the outcome of a vote on adjournment.

RBC Rochdale Managed Account Holdings

Managed account clients of RBC Rochdale hold a significant portion of the assets of the Fund. RBC Rochdale has proxy voting authority for most of its managed account clients invested in the Fund. With respect to these managed account clients, RBC Rochdale has delegated authority for voting Fund shares to Glass Lewis. As of [_______], 2026, RBC Rochdale managed account clients for which RBC Rochdale has proxy voting authority represented [__%] of the Fund’s net assets.

As a result, Glass Lewis’s voting recommendation is expected to determine whether each Proposal is approved.

Required Vote

Proposals 1 and 2

Approval of Proposals 1 and 2 will each require the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. This means the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

Proposal 3

Approval of Proposal 3 will require the affirmative vote of a plurality of the shares of the Fund entitled to vote present in person or represented by proxy. A plurality vote means that the Nominees receiving the highest number of votes cast will be elected, even if they receive less than a majority of the votes cast.

Each Nominee has indicated that he or she is able and willing to serve as a Trustee and, if elected, will serve as a Trustee until December 31 of the year in which the Trustee reaches age 75, or his or her earlier resignation, retirement, or removal from office.

The Adoption is contingent upon each of Proposals 1, 2, and 3 being approved by shareholders of the Fund and upon the consummation of the Asset Transfer. If any Proposal is not approved by shareholders of the Fund, the Adoption will not be completed.  In addition, if the Asset Transfer is not consummated, the Adoption will not be completed, even if all of the Proposals are approved by shareholders. In such an event, the current Board would continue to serve the Fund, and RBC Rochdale and CIFC would continue to serve as investment adviser and sub-adviser to the Fund, respectively.

GENERAL INFORMATION

Service Providers

Current Service Providers

The Fund’s investment adviser is RBC Rochdale, located at 400 Park Avenue, 10th Floor, New York, New York 10022. The Fund’s sub-adviser is CIFC, located at 1 SE 3rd Avenue, Miami, Florida 33131. The Fund’s administrator is SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Fund’s distributor is SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Fund’s transfer agent is U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund’s custodian is U.S. Bank, N.A., located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212. The Fund’s auditor is Cohen & Co, located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103. Counsel to the Fund is Morgan, Lewis & Bockius LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa,

California 92626. Counsel to the Independent Trustees of the Fund is Dechert LLP, located at 633 West 5th Street, Suite 4900, Los Angeles, California 90071.

New Service Providers

If the Proposals are approved by shareholders and the Adoption is completed, the Fund’s new investment adviser will be American Beacon Advisors, Inc., located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. The Fund’s sub-adviser will remain CIFC, located at 1 SE 3rd Avenue, Miami, Florida 33131. The Fund’s new administrator will be American Beacon Advisors, Inc., located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. The Fund’s new distributor will be Resolute Investment Distributors, Inc., located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. The Fund’s new transfer agent will be SS&C GIDS, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169. The Fund’s new custodian will be State Street Bank and Trust Co., located at One Congress Street, Suite 1, Boston, Massachusetts 02114. The Fund’s new auditor will be PricewaterhouseCoopers LLP, located at 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210. New counsel to the Fund and the Board of Trustees will be K&L Gates LLP, located at 1601 K Street, NW, Washington, D.C. 20006.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Trustee should write to the Board at the principal executive offices listed below.

City National Rochdale Strategic Credit Fund

400 Park Avenue

New York, New York 10022

The letter should indicate that the writer is a shareholder of the Fund. The Fund will ensure that this communication (assuming it is properly marked care of the Board or care of a specific Trustee) is delivered to the Board or the specified Trustee, as the case may be.

Shareholders Sharing the Same Address

As permitted by law, only one copy of the Notice of Internet Availability of Proxy Materials and/or this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please contact the Fund at the address, telephone number, or website listed below. The Fund will then promptly deliver, upon request, a separate copy of the Notice of Internet Availability of Proxy Materials and/or this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund’s Notices of Internet Availability of Proxy Materials and/or proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

The Fund will furnish, without charge, a copy of the most recent Annual Report and Semi-Annual Report to Shareholders of the Fund upon request. Requests for such reports of the Fund should be directed to the Fund, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, by calling 1-888-889-0799, or on the internet at www.citynationalrochdalefunds.com.

EXHIBIT A

FORM OF NEW MANAGEMENT AGREEMENT

This Management Agreement (“Agreement”) is made as of _______, 2026, by and among the American Beacon CIFC Strategic Credit Fund, a Delaware statutory trust (the “Fund”), Fund and American Beacon Advisors, Inc., a Delaware corporation (“Manager”).

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end management investment company; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and as a commodity pool operator (“CPO”) with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”); and

WHEREAS, the Fund desires to retain the Manager to provide investment advisory and administrative services pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish such services; and

WHEREAS, pursuant to Section 12 of this Agreement, the parties may amend this Agreement by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, provided, however, that, no material amendment of this Agreement shall be effective until approved by the Board of Trustees of the Fund (the “Board”) and the Fund’s shareholders to the extent required by the 1940 Act.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.                   Appointment.  The Fund hereby appoints the Manager to serve as the investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement.  The Manager accepts such appointment and agrees to render the services herein set forth for compensation as set forth on Schedule A.  In the performance of its duties, the Manager will act in the best interests of the Fund and will perform its duties hereunder for the Fund in conformity with (a) applicable laws and regulations, including, but not limited to, the 1940 Act (including Rule 23c-3 thereunder with respect to the operations of an interval fund), the Advisers Act, and the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations under each such act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of the Fund as stated in the then current offering documents and the Fund’s registration statement under the Securities Act of 1933, as amended, and the 1940 Act, (d) the Fund’s Agreement and Declaration of Trust and Bylaws, and (e) such other guidelines as the Board reasonably may establish or approve.  The Manager shall for all purposes herein be an independent contractor and will have no authority to act for or represent the Fund in any way or otherwise be deemed to be an agent of the Fund unless expressly authorized in this Agreement or in another appropriate written format.

2.                   Duties of the Manager

(a)                Investment Program. Subject to supervision by the Board, the Manager will provide a continuous investment program for the Fund and shall determine what securities, commodity interests and other investments will be purchased, retained, sold or loaned by the Fund and what portion of such assets will be invested or held uninvested as cash.  The Manager will exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.  The Manager will be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of the Fund in conformity with the requirements of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

(b)                Securities Lending Activities. The Manager shall provide the following services with respect to securities lending activities on behalf of the Fund, as applicable:  (i) assist the securities lending agent for the Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with the Manager’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning Agent’s activities, and (vi) such other related duties as may be necessary or appropriate.

(c)                Exercise of Rights. The Manager, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by the Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

(d)                Execution of Transactions and Selection of Broker Dealers. The Manager shall be responsible for effecting transactions for the Fund and selecting brokers, dealers or futures commission merchants to execute such transactions for the Fund.  In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Manager) and the placement of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall use its best efforts to obtain for the Fund the best execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage or research services as described below.  In using its best efforts to obtain the best execution available, the Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of execution and research services provided by the broker or dealer.  Subject to such policies as the Board may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.  The Fund hereby agrees that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and the Fund hereby consents to the retention of compensation for such transactions.

(e)                Administrative Services. Subject to the general direction and control of the Fund’s Board and the provisions of this Agreement, the Manager shall supervise all aspects of the operations of the Fund and provide, at the Manager’s cost and expense, all administrative and clerical services as deemed necessary or advisable for the operation of the Fund, including without limitation those services set forth on Schedule

B attached hereto, as may be amended from time to time.  The Manager can use any of its officers and employees to provide any of the services or reports required under this Agreement.  In performing its duties hereunder, the Manager shall provide, at its expense, appropriate office space (which may be space within the offices of the Manager), office furnishings, facilities, equipment, utilities and supplies as required for administering the operations and conducting the business of the Fund, and the secretarial, administrative and clerical personnel required to provide or supervise the provision of services under this Agreement.

(f)                 Reports to the Board. Upon request, the Manager shall provide to the Board such analyses and reports as may be required by law or otherwise reasonably required to fulfill its responsibilities under this Agreement.

(g)                Reports to the Fund. The Manager shall prepare and furnish to the Fund such reports, statistical data and other information in such form and at such intervals as the Fund may reasonably request.

(h)                Delegation of Authority.

(i)                  Any of the duties specified in Paragraphs 2(a) through 2(d) with respect to the Fund may be delegated by the Manager, at the Fund’s expense (unless designated otherwise in Schedule A), to an appropriate party, including an affiliated party (“Subadviser”), subject to such approval by the Board and shareholders of the Fund to the extent required by the 1940 Act.  The retention of one or more Subadvisers by the Manager pursuant to this Paragraph 2(h)(i) shall in no way reduce the obligations of the Manager under this Agreement and the Manager shall be responsible to the Fund for all acts or omissions of each Subadviser in connection with the performance of the Manager’s duties under this Agreement.  In connection with the delegation of responsibilities to a Subadviser, the Manager shall:

I.            Oversee the performance of delegated functions by each Subadviser and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Subadviser;

II.            Allocate the portion of the assets of a Fund to be managed by one or more Subadvisers for such Fund and coordinate the activities of all Subadvisers;

III.            As appropriate, recommend replacement of a Subadviser or the addition of a Subadviser, subject to the necessary approvals under the 1940 Act; and

IV.            Oversee the activities of a lead Subadviser, to the extent any of the foregoing functions are performed by a lead Subadviser.

(ii)               Any of the functions specified in Paragraph 2(e) with respect to the Fund may be delegated by the Manager, at the Manager’s expense, to another appropriate party (including an affiliated party), subject to approval by the Board of Trustees.  The Manager shall oversee the performance of delegated functions by any such party and shall furnish to the Fund periodic evaluations and analyses concerning the performance of delegated responsibilities by those parties.

(i)                  CPO Registration. The Manager is registered with the CFTC as a CPO and is a member of the NFA. The Manager shall maintain such registration or license in effect and in good standing at all times during the term of this Agreement to the extent required for the Manager to perform its duties hereunder.

3.                   Services Not Exclusive.  The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager, who may also be a Trustee, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

4.                   Compliance with Rule 38a-1.  The Manager shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws (including, but not limited to, the laws applicable to the Fund’s registration statement and public offering documents), and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities.  The Manager shall also provide the Fund’s chief compliance officer (the “CCO”) with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.

5.                   Information to Manager.  The Fund shall cause its officers, advisers, distributors, legal counsel, independent accountants, transfer agent, and any other service provider to cooperate with the Manager and to provide the Manager, upon its reasonable request, with such information, documents and advice relating to the  Fund, including but not limited to, such copies of the Fund’s offering documents, financial statements, proxy statements, reports, and other information relating to its business and affairs as is within the possession or knowledge of such persons as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.  The Manager may consult with legal counsel to the Fund, at the Fund’s expense, and shall not be liable for any action taken or omitted to be taken in good faith and with due care in accordance with such instructions or with the advice or opinion of such legal counsel.

6.                   Books and Records.  The Manager will maintain all accounts, books and records with respect to the Fund relating to the services it provides pursuant to this Agreement, as are required pursuant to the 1940 Act, Advisers Act, the CEA and the rules and regulations under each such act.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request.  The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act, as such rules may be amended from time to time.

7.                   Confidentiality.  The Manager shall be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of the Fund in conformity with the requirements of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

8.                   Expenses of the Manager and the Fund.  During the term of this Agreement, the Fund will bear all fees and expenses not specifically waived, assumed or agreed to be paid by the Manager and incurred in its operations and the offering of its shares; provided, however, the Manager, at its expense, shall furnish the Fund with all necessary facilities, equipment, supplies and personnel required to perform the administrative services contemplated under Paragraph 2(e) of this Agreement.  The Manager shall also be responsible for paying the salaries, expenses and fees of any personnel that it furnishes to the Fund (including the salaries, expenses and fees of Trustees, officers and employees of the Fund who are officers, directors/trustees, partners, or employees of the Manager or its affiliates) required for such personnel to faithfully perform their duties under this Agreement; provided, however, that the parties may agree that the Fund may pay all or any portion of the compensation of the Fund’s CCO or any other officer of the Fund.  Expenses borne by the Fund will include, but not be limited to, the following (or the Fund’s proportionate share of the following): fees payable to Subadvisers; brokerage, commissions and other portfolio transaction expenses relating to securities and commodity interest positions purchased or sold by the Fund or any losses incurred in connection therewith (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, and any costs associated with originating loans, asset securitizations and alternative lending-related strategies); fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the Subadvisers; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to rating agencies and fees to auditors associated with satisfying rating agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; dividend and interest expenses on short positions taken by the Fund; expenses of organizing the Fund; filing fees and expenses relating to the registration and qualification of, or notice filings for, the Fund under federal securities laws and the Fund’s shares under state securities laws and maintaining such registrations, qualifications and/or notice filings; the costs of effecting sales and repurchases of the Fund’s shares of beneficial interest or other securities; subscription, placement agent, distribution and shareholder service fees; securities lending fees; fees and salaries payable to the Trustees and officers of the Trust who are not officers, directors/trustees, partners or employees of the Manager or its affiliates; taxes (including any income or franchise taxes) and governmental fees; costs of any liability, uncollectible items of deposit and other insurance (including directors’ and officers’ errors and omissions insurance) or fidelity bonds; any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law (where such costs, expenses or losses are not the result of a breach of the standard of care by the Manager); legal, accounting and auditing expenses, including legal fees of counsel to the Fund for services rendered to the Fund and legal fees of special counsel for the independent trustees; charges of custodians, transfer agents, dividend disbursing agents, proxy voting services and expenses relating to proxy solicitation and tabulation services and services of other agents; costs of preparing share certificates; expenses of printing and mailing offering documents and updates thereto for  shareholders, reports and statements to shareholders and proxy materials; all expenses incidental to holding shareholder and Board meetings; costs incurred for any pricing or valuation services; any expenses of the Manager resulting from new services necessitated by regulatory or legal changes affecting the Fund occurring after the date of this Agreement (subject to prior notice by the Manager to the Board of Trustees and only to the extent permitted under applicable law); any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or a Fund; and fees and other expenses incurred in connection with membership in investment company organizations.

9.                   Compensation.  For the services provided and the expenses assumed pursuant to this Agreement with respect to the Fund, the Fund will pay the Manager a fee which is computed daily and paid monthly from the Fund’s assets at the annual rates as percentages of the Fund’s average daily net assets as set forth in the attached Schedule A, which Schedule can be modified from time to time to reflect changes in annual rates, subject to appropriate approvals required by the 1940 Act.  For purposes of the Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then current prospectus and statement of information. If this Agreement becomes effective or terminates with respect to the Fund before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.  Any fees payable by the Fund to a Subadviser pursuant to a separate agreement among the Fund, the Manager and a Subadviser, shall be in addition to the fees payable by the Fund to the Manager as set forth in Schedule A.

10.               Limitation of Liability of the Manager.  The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Fund shall be deemed, when rendering services to the Fund or acting in any business of the Fund, to be rendering such services to or acting solely for the Fund and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws.  This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

11.               Duration and Termination.

(a)                Effectiveness. This Agreement shall become effective on the date first written above, provided that this Agreement shall not take effect unless it has first been approved, to the extent required by the 1940 Act (i) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of the Fund.

(b)                Renewal. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date hereof.  Thereafter, if not terminated, this Agreement shall continue in effect provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act (and any related rules, orders and interpretations).

(c)                Termination. Notwithstanding the foregoing, this Agreement may be terminated at any time by vote of the Board, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager.  The Manager may at any time terminate this Agreement on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Fund.  This Agreement automatically and immediately will terminate in the event of its assignment.  Termination of this Agreement pursuant to this Paragraph 11(c) shall be without the payment of any penalty.

12.               Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement as to the Trust or Fund thereof shall be effective until approved by the Board and the Fund shareholders to the extent required by the 1940 Act.

13.               Name of Fund. The Fund may use the name “American Beacon CIFC Strategic Credit Fund” for only so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager.  At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use any name derived from American Beacon Advisors, Inc. or any successor organization.

14.               Fund and Shareholder Liability.  The Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund’s Agreement and Declaration of Trust and agrees that obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets.  The Manager further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Fund.

15.               Non-Binding Agreement.  This Agreement is executed by the Fund’s Trustees and/or officers in their capacities as Trustees and/or officers and the obligations of this Agreement are not binding upon any of them or the shareholders individually; rather, they are binding only upon the assets and property of the Fund.

16.               Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior amendments and understandings relating to the subject matter hereof, except as provided in Paragraph 10 of this Agreement.

17.               Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act.  To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

18.               Definitions.  As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person,” and “assignment” shall have the same meanings as such terms have in the 1940 Act.

19.               Notices.  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Fund (attention: Secretary) or the Manager (attention: General Counsel) (or to such other address or contact as shall be designated by the Fund or the Manager in a written notice to the other party) in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed to be given on the date delivered or mailed in accordance with this Paragraph 19.

20.               Force Majeure.  The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

21.               Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

22.               The 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

23.               Headings.  The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

AMERICAN BEACON CIFC STRATEGIC CREDIT FUND

By:_______________________________

     Gregory J. Stumm.

     President

AMERICAN BEACON ADVISORS, INC.

By:_______________________________

     Paul B. Cavazos

     Senior Vice President

MANAGEMENT AGREEMENT

SCHEDULE A

I. Management Fees

As compensation pursuant to Paragraph 9 of the Management Agreement for services rendered pursuant to such Agreement (other than the securities lending services set forth in Paragraph 2(b) of the Agreement) for the Fund with respect to which the Manager has delegated day-to-day management of some or all of the Fund’s portfolio assets to one or more Subadvisers pursuant to Section 2(h) of the Agreement, the American Beacon CIFC Strategic Credit Fund shall pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of the Fund’s average daily net assets:

Fund                                                                          %

American Beacon CIFC Strategic Credit Fund       0.50%

 For purposes of the Agreement, a Fund’s “net assets” shall be determined as provided in the Fund’s then current prospectus and statement of additional information.

 To the extent and for such periods of time that the Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by the Fund pursuant to the foregoing schedule shall be reduced by _____%.

Dated: ________, 2026

SCHEDULE B

Administrative Services

The Manager shall provide the Fund the following services pursuant to Paragraph 2(e) of the Management Agreement.

1.                   Investigate and, with appropriate approval of the Board of Trustees, select and oversee necessary service companies to conduct certain operations of the Fund, including the Fund’s custodian, transfer agent, dividend disbursing agent, distributor, independent public accountants and legal counsel.

2.                   Maintain or supervise the maintenance of all internal bookkeeping, accounting and auditing services and records in connection with the Fund’s investment and business activities in compliance with the applicable 1940 Act requirements.

3.                   Assist the Fund in complying with the securities, tax and other laws and regulations of the United States (including Rule 23c-3 under the 1940 Act) and the various states and other jurisdictions in which the Fund does business.

4.                   Administer the Fund’s interfund lending facility and lines of credit, if any, as needed for investment purposes and short-term liquidity needs.

5.                   Develop pricing procedures for the Fund and oversee the implementation of the pricing procedures and fair valuation procedures for the Fund, disseminate NAV’s, prepare annual expense budgets and periodic accrual analyses, coordinate expense payments, prepare and distribute portfolio performance, monitor insurance levels and assist the Fund in obtaining insurance coverage, coordinate regulatory examinations, monitor, reconcile, collect and remit sales charges and contingent deferred sales charges, if any, and develop and implement procedures to ensure the continuous provision of services to the Fund and its shareholders should a potentially disruptive event or cybersecurity threat occur at one of the Fund’s critical service providers.

6.                   Arrange for the preparation and periodic updating of the Fund’s registration statement on Form N-2, offering documents and updates thereto, proxy materials, tax returns and reports to shareholders and the Securities and Exchange Commission (“SEC”); provided, however, that nothing in this paragraph is intended or shall be construed to require the Manager to bear any costs or expenses not otherwise assumed by it, including, for example, those expenses to be borne by the Fund as set forth in Paragraph 8 of the Management Agreement. These duties to be performed by the Manager hereunder shall include, but not be limited to, the following duties.  The Manager shall prepare, or cause to be prepared, with the assistance of legal counsel and such other service providers as may be reasonable and appropriate: (a) all initial and amended registration statements on Form N-8A, Form N-2, Form N-14 or similar or related forms of registrations promulgated by the SEC or other applicable regulators as may be necessary for the lawful operations of the Fund, including any and all offering documents, exhibits and updates thereto; (b) all proxy statements and related materials prepared pursuant to Schedule 14A, Form N-14 or similar or related forms promulgated by the SEC or other applicable regulators necessary for the lawful operations of the Fund; (c) all periodic and other reports that must be filed with the SEC or other applicable regulators necessary for the lawful operations of the Fund, including, but not limited to, the reports filed with the SEC on Form N-CSR, Form N-SAR, Form N-Q and Form N-PX and any replacements thereto; (d) all tax returns and any related reports necessary for the Fund to comply with applicable federal, state and other tax laws (including, to the extent applicable, foreign tax laws) and to operate in a manner consistent with registration statement and other disclosures relating to the tax consequences of an investment in shares of the Fund; and (e) such other filings and reports, including state law filings relating to the Fund’s ongoing existence and operations, as shall be reasonably necessary to comply with applicable laws and regulations.

7.                   Make available and provide to the Fund: (a) financial, accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal securities laws and the securities laws of the states and other jurisdictions in which the Fund’s shares are sold; (b) such information as the Fund may reasonably request for use in the preparation of registration statements, reports and other documents required by federal securities laws and the securities laws of the states and other jurisdictions in which the Fund’s shares are sold; and (c) such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Fund’s shares.

8.                   Respond to shareholder inquiries, conduct correspondence and facilitate other communications with shareholders.

9.                   Make available its officers and employees to the Trustees and officers of the Fund for consultation and discussions regarding the administration and management of the Fund and its investment activities.

10.               Prepare or oversee the preparation of materials relating to meetings of the Board of Trustees and its Committees.

11.               Oversee arrangements entered into by the Fund with third party platforms that provide omnibus account or similar arrangements and services to the Fund or its beneficial shareholders and, in the Manager’s sole discretion, make payments to such third parties from its own resources or fees as compensation for such arrangements.

12.               Such other administrative services as reasonably may be necessary for the effective operations of the Fund.

13.               Maintenance of appropriate records associated with the foregoing as may be required by applicable laws and regulations.

Dated:  ______, 2026

EXHIBIT B

FORM OF NEW SUB-ADVISORY AGREEMENT

AGREEMENT made this          day of ______________, 2026, by and among American Beacon CIFC Strategic Credit Fund, a Delaware statutory trust (the “Fund”), American Beacon Advisors, Inc., a Delaware Corporation (the “Manager”), and CIFC Investment Management LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”);

 WHEREAS, the Fund is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), operating as an interval fund pursuant to Rule 23c-3 under the Investment Company Act; and

 WHEREAS, the Fund has retained the Manager to provide the Fund with business and asset management services, subject to the control of the Board of Trustees (the “Board”); and

 WHEREAS, the Fund’s agreement with the Manager (the “Investment Management Agreement”) permits the Manager to delegate to other parties certain of its asset management responsibilities; and

 WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

 WHEREAS, the Manager and the Fund desire to retain the Adviser to render investment sub-advisory services to the Fund as described in the Fund's registration statement on Form N-2 as amended from time to time, and the Adviser is willing to render such services;

 NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1.       (a)  Duties of the Adviser.  The Manager and the Fund appoint the Adviser to manage the investment and reinvestment of such portion, if any, of the Fund’s assets as is designated by the Manager from time to time, and, with respect to such assets, to continuously review, and administer the investment program of the Fund, to determine in the Adviser's discretion the securities to be purchased or sold, to provide the Manager and the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Manager and to the Fund's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities.  The Adviser shall discharge the foregoing responsibilities (1) in conformity with all applicable securities and related laws, including but not limited to the Investment Company Act (including Rule 23c-3 thereunder), the Advisers Act, the Commodity Exchange Act, the Securities Act of 1933 (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”), and Subchapter M and other applicable provisions of the Internal Revenue Code of 1986, as amended, (2) subject to the Manager’s oversight and the control  of the officers and the Trustees of the Fund and in compliance with such policies as the Board may from time to time establish and which the Manager will communicate to the Adviser in writing, (3) in compliance with the objectives, policies, and limitations for the Fund set forth in the Fund's current registration statement as amended from time to time, applicable laws and regulations, and the terms and conditions of any regulatory relief upon which the Fund may rely from time to time with respect to the Fund, (4) in compliance with such other investment guidelines or restrictions established from time to time by the Manager or the Fund, which shall be communicated in writing by the Manager to Adviser in advance after consultation with Adviser, and (5) in accordance with the terms and conditions of this Agreement.  The Adviser accepts such appointment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. It is acknowledged and agreed that, so long as this Agreement is in effect, the Manager shall not appoint any other sub-adviser to manage the assets of the Fund.

The Adviser may from time to time seek assistance from and rely upon investment advisory resources available to it through its affiliated companies, provided the Manager has provided prior written consent and the arrangement is subject to a written agreement, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Manager or the Fund be responsible for any additional fees or expenses hereunder as a result.  In all cases, the Adviser shall remain liable as if such services were provided directly by the Adviser. The Adviser shall not pay a fee based on the assets of the Fund to any person providing research, and/or any investment adviser to the Adviser, without the written consent of the Manager.

The Manager will instruct the Fund's custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Fund and its custodian(s), but generally refers to a writing by the representatives of the Adviser who have been authorized by the Fund’s Board from time to time to provide instructions to the Fund’s custodian.  For the purpose of clarification, “Proper Instructions” can be instructions in any format, including without limitation, electronic instructions that are agreed upon by the Adviser and the Fund’s custodian.)

The Adviser is authorized on behalf of the Fund, and consistent with the investment discretion delegated to the Adviser herein, to:  (i) enter into agreements and execute any documents including without limitation, futures and options transactions, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, and other investment related agreements required to meet the obligations of the Fund with respect to any investments made for the Fund.  Such documentation includes, but is not limited to, any market and/or industry standard documentation and the standard representations contained therein.  Adviser is authorized on behalf of Manager to make all elections required in such agreements, instruments, and documentation, and to make and receive all related notices from brokers or other counterparties.  Manager also authorizes Adviser as agent and attorney-in-fact to make transactions in futures contracts and options on futures contracts on margin for the Fund, and authorizes each broker with whom Adviser makes such transactions to follow its instructions with respect to such transactions.  Manager understands and agrees that Adviser will determine that such transactions are permitted before instructing a broker to enter into such transactions and that any broker receiving an order for any such transaction will have no independent obligation to ensure that the transactions are consistent with the Fund’s registration statement or the Fund’s investment guidelines; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, provided, however, that (a) the Adviser shall be responsible for ensuring that any such representations are consistent with the Fund’s investment policies and other governing documents; (b) the Adviser shall be responsible for providing all notifications and delivering all documents required to be provided or delivered by the Fund under such documentation; and (c) the Adviser shall immediately notify the Manager of any event of default, potential event of default or termination event affecting the Fund under such documentation.  The Adviser further shall have the authority to instruct the custodian to:  (i) pay cash for securities and other property delivered for the Fund, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold for the Fund; and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Fund with respect to any investments made pursuant to the Fund’s registration statement, provided, however, that unless otherwise approved by the Manager, any such deposit of margin or collateral shall be effected by transfer or segregation within an account maintained for the Fund by its custodian subject to a control agreement, acceptable in form and substance to the Manager, pursuant to which such custodian agrees and accepts entitlement, orders or instructions from the secured party with respect to such margin or collateral.  The Adviser shall not have the authority to cause the Manager or the Fund to deliver securities or other property, or pay cash to the Adviser other than payment of the management fee provided for in this Agreement. The Adviser will not be responsible for the cost of securities or brokerage commissions or any other Fund expenses except as specified in this Agreement.

(b)  Valuation.  In accordance with procedures and methods established by the Board, which may be amended from time to time, the Adviser will provide assistance to the Manager in determining the value of all securities and other investments owned by the Fund, and use reasonable efforts to arrange for the provision of fair valuation information or prices from parties independent of the Adviser with respect to the securities or other investments owned by the Fund for which market prices are not readily available.  The Adviser will monitor the securities and other investments owned by the Fund for potential significant events that could affect their values and notify the Manager when, in its opinion, a significant event has occurred that may not be reflected in the market values of such securities.  The Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to Manager upon request.

 (c)  Compliance and Other Matters.  The Adviser, at its expense, shall provide the Manager with such compliance reports and certifications relating to its duties under this Agreement and the federal securities laws as may be agreed upon by such parties from time to time.  The Adviser also shall:

(i)	continue to be a duly formed legal entity, validly existing under the laws of its jurisdiction of formation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;
(ii)	be registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Advisers Act, and be registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have an adverse effect on the Adviser, Manager or Fund. The Adviser shall maintain such registration or license in effect and in good standing at all times during the term of this Agreement;
(iii)	maintain any necessary registrations, licenses, or exemptions, to the extent required, with the U.S. Commodity Futures Trading Commission (“CFTC”) and/or National Futures Association;
(iv)	at all times provide its commercially reasonable judgment and effort to the Manager and the Fund in carrying out its obligations hereunder;
(v)	use the same care and skill in providing such services as it uses in providing services to other accounts for which it has investment management responsibilities;
(vi)	(a) cooperate with and provide reasonable assistance to the Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund, the Fund and the Manager in accordance with its obligations hereunder; (b) keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Manager; (c) provide prompt responses to reasonable requests made by such persons; and (d) maintain any appropriate interfaces with each so as to promote the efficient exchange of information. Without limitation of the foregoing, the Adviser shall comply with all statutory and regulatory requirements relating to derivatives transactions entered into by the Adviser for or on behalf of the Fund, including without limitation, compliance with all recordkeeping and reporting requirements pursuant to Parts 43, 45 and 46 of the regulations of the CFTC and comparable rules of the SEC (collectively, the “Derivatives Recordkeeping and Reporting Rules”);

(vii)	maintain a written Code of Ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and provide the Manager with a current copy of the Code of Ethics. The Adviser shall periodically certify to the Manager upon the Manager’s written request that the Adviser has complied with the requirements of Rule 17j-1 and that there have been no violations of the Code of Ethics or, if a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Manager, the Adviser shall permit representatives of the Manager to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics;
(viii)	assist the Fund and the Fund’s Chief Compliance Officer (“CCO”) in complying with Rule 38a-1 under the Investment Company Act. Specifically, the Adviser represents that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, as amended, and shall provide the CCO with reasonable access to information regarding the Adviser’s compliance program, including any material changes thereto, which access shall include on-site visits with the Adviser as may be reasonably requested from time to time (which visits shall occur with reasonable advance notice, during business hours and shall not be unduly disruptive to the Adviser’s business), and a copy of the Adviser’s chief compliance officer’s report (or summary of such report or similar document(s) which serve the same purpose) regarding his or her annual review of the Adviser’s annual compliance program, as required by Rule 206(4)-7. The Adviser will promptly report any material violations of its compliance program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the Investment Company Act) that have occurred with respect to the Adviser’s compliance program. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Adviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Adviser’s compliance program;
(ix)	comply with the Fund’s policy on selective disclosure of portfolio holdings of the Fund as described in the Fund’s current registration statement, and upon request from the Manager, provide a certification to the Manager with respect to compliance with the Fund’s selective disclosure policy;
(x)	treat confidentially and as proprietary all non-public records and other information relating to the Fund, and not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Manager, when so requested by the Manager, or required by law or regulation. If the Adviser becomes legally compelled to disclose any such records or information, other than regulatory examinations, the Adviser agrees to provide the Manager with prompt notice of that request so that the Manager may seek an appropriate protective order or other appropriate remedy to protect the confidentiality of such information, if the Manager deems such action to be necessary or appropriate. The Adviser shall take reasonable measures against unauthorized access to, or use of, non-public Fund and shareholder information that could result in substantial harm or inconvenience to the Fund or shareholder. The Adviser agrees to promptly notify the Manager after becoming aware of any information security breach or acquisition of non-public Fund or shareholder information by an unauthorized person, and agrees to comply with all applicable data breach notice requirements applicable to customer nonpublic personal information in accordance with its information security program;
(xi)	maintain comprehensive disaster recovery, business continuity and cybersecurity programs that are in accordance with applicable law and within industry standards in the Adviser’s discretion,

and provide a copy of its disaster recovery, business continuity and cybersecurity programs upon reasonable request by the Manager. The Adviser shall conduct testing on its disaster recovery, business continuity and cybersecurity programs not less frequently than in accordance with its policies;

(xii)	notify the Manager within a reasonable time, to the extent permitted by applicable law, prior to any impending change of a portfolio manager, portfolio management strategy or any other material matter that may require disclosure to the Board and/or shareholders of the Fund;
(xiii)	promptly notify the Manager of any financial condition that is reasonably and foreseeably likely to impair the Adviser’s ability to fulfill its duties under this Agreement, or of the occurrence of any event that would substantially impair the Adviser’s ability to fulfill its duties under this Agreement or disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act. The Adviser will also promptly notify the Fund and the Manager if it, a member of its executive management, or portfolio manager for the Fund is served or otherwise receives notice of: a criminal action; and any other action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Fund or relating to the investment advisory services of the Adviser (other than any routine regulatory examinations);
(xiv)	notify the Manager a reasonable time prior to the occurrence of any “assignment” (as defined in the Investment Company Act) of this Agreement by the Adviser;
(xv)	provide the Manager with a current and complete copy of the Adviser’s Form ADV, and any supplements or amendments thereto;
(xvi)	provide the Manager with a current list of persons the Adviser wishes to have authorized to give instructions to the Fund’s custodian regarding assets of the Fund;
(xvii)	be responsible for the filing of Schedule 13D/13G and Form 13F, and any non-U.S. securities filing equivalents of these filings, on behalf of the Fund reflecting holdings over which the Adviser and its affiliates have investment and/or voting discretion;
(xviii)	provide reasonable assistance to the Manager, the Fund or its agent in processing class action paperwork, for any security held within the Fund managed by the Adviser;
(xix)	not permit any employee of the Adviser to have any material connection with the handling of the Fund if such employee has been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction or regulatory authority, from acting as an investment adviser or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security;
(xx)	regularly report to the Manager on the investment program for the Fund and the issuers and securities represented in the Fund, and furnish the Manager, with respect to the Fund, such periodic and special reports as the Manager may reasonably request, including, but not limited to, reports concerning transactions (including repurchase offers) and performance of the Fund (which shall include any and all reasonable material composite performance information about other accounts managed by the Adviser that have similar investment objectives and strategies as a Fund), reports regarding compliance with the Fund’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the Investment Company Act, reliance on Section 28(e) of the Exchange Act, compliance with investment guidelines and restrictions (including those related to Rule 23c-3 under the Investment Company Act), trade errors, liquidity determinations, and compliance with the Adviser’s Code of Ethics, and such other procedures or requirements that the Manager may reasonably request from time to time;
(xxi)	promptly review the Fund’s prospectus and statement of additional information, and any amendments or supplements thereto, which are provided to the Adviser and relate to the Adviser or the Fund and confirm that, with respect to the disclosure respecting or relating to the Adviser, including any performance information the Adviser provides that is included in or serves as the basis for information included in the prospectus or statement of additional information, such prospectus or statement of additional information contains no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Adviser further agrees to notify the Manager immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the prospectus or statement of additional information for the Fund, or any amendment or supplement thereto, or of any statement respecting or relating to the Adviser contained therein that becomes untrue in any material respect. With respect to the disclosure respecting the Fund, the Adviser represents and agrees that the description in the Fund’s prospectus and statement of additional information regarding investment objectives and strategies is consistent with the manner in which the Adviser intends to manage the Fund, and the description of risks is consistent with risks known to the Adviser that arise in connection with the manner in which the Adviser intends to manage the Fund. The Adviser further agrees to notify the Manager promptly in the event that the Adviser becomes aware that the prospectus or statement of additional information for the Fund is inconsistent in any material respect with the manner in which the Adviser is managing the Fund, and in the event that the principal risks description is inconsistent in any material respect with the risks known to the Adviser that arise in connection with the manner in which the Adviser is managing the Fund. In addition, the Adviser agrees to comply with the Manager’s reasonable request for information regarding the personnel of the Adviser who are responsible for the day-to-day management of the Fund’s assets, including as may be required to be disclosed in the prospectus or statement of additional information;

(xxii)	Upon request, provide certifications to the principal executive and financial officers of the Fund (the “certifying officers”) that support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Fund’s Form N-CSRs, N-PORTs, shareholder reports, financial statements, and other disclosure documents or regulatory filings (or any replacement or successor filings thereto), in such form and content as the Fund shall reasonably request or in accordance with procedures adopted by the Fund;
(xxiii)	provide the Manager with such other compliance reports and certifications relating to its duties under this Agreement and the federal securities laws as may be reasonably necessary, and as are requested in writing by the Manager; and
(xxiv)	maintain an appropriate level of errors and omissions or professional liability insurance coverage.

 2. Portfolio Transactions. The Adviser is authorized to select the counterparties, brokers or dealers (including, to the extent permitted by law and applicable Fund guidelines, the Adviser or any of its affiliates) that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain best execution as described in: (i) the Fund's current registration statement as amended from time to time and (ii) Adviser’s Best Execution policy, and to maintain records adequate to demonstrate compliance with this requirement.  In selecting brokers or dealers, the Adviser may give consideration to factors other than price, including, but not limited to, research services and market information, as more fully described in the Adviser’s Best Execution policy and to the extent permitted by applicable law. Any such services or information which the Adviser receives in connection with activities for the Fund may also be used for the benefit of other clients and customers of the Adviser or any of its affiliates.  The Adviser will promptly communicate to the Manager and to the officers and the Board such information relating to portfolio transactions as they may reasonably request. The Adviser shall not, without the prior approval of the Manager, effect any transactions which would cause the portion of the Fund’s assets designated to the Adviser to be out of compliance with any restrictions or policies of the Fund established by the Manager or set forth in the Fund’s registration statement.  The Adviser shall not consult with any other investment sub-adviser of the Fund, of any other series of the Fund or of any other investment company under common control with the Fund, concerning transactions for the Fund in securities or other assets.

3. Exercise of Rights. The Adviser, unless and until otherwise directed by the Manager, will exercise all rights of security holders with respect to securities held by the Fund, including, but not limited to:  voting proxies, converting, tendering, and exchanging or redeeming securities.

The Adviser shall receive and exercise the rights of security holders in the best interest of Fund shareholders and in accordance with the Adviser’s then current policies and procedures, including proxy voting policy and procedures, a copy of which shall have been provided to the Manager.

The Adviser shall report to the Manager in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX or any successor filing thereto), including a record of all proxies not voted and/or voted inconsistently with Adviser’s proxy voting guidelines.  The Adviser shall certify at least annually, or more often as may reasonably be requested by the Manager, as to the compliance of its proxy voting policies and procedures with applicable federal securities laws and regulations.

 The Manager reserves the right to exercise voting rights on any assets held in the Fund on an individual security or ongoing basis by providing reasonable advance notice to the Adviser in writing of its intention to so vote.

4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in this Agreement, the Fund shall pay to the Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.   Such compensation shall be accrued daily and paid to the Adviser monthly in arrears, and the Fund shall calculate the fee by applying the annual percentage rate(s) as specified in the attached Schedule(s) to the average daily net assets of the Fund under Adviser’s management during the relevant month.  Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s).  Except as may otherwise be prohibited by applicable law or regulation (including any then current SEC staff interpretations), the Adviser may, in its sole discretion and from time to time, waive a portion of its compensation. The Fund is solely responsible for the payment of fees to the Adviser.

The Adviser shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Adviser’s services under this Agreement, including but not limited to salaries, benefits, overhead, travel, and preparation of reports.

Upon request by the Manager, the Adviser agrees to reimburse the Manager for costs associated with certain supplements to the Fund’s disclosure documents (“Supplements”). Such Supplements include those required due to changes to its business made by the Adviser requiring prompt disclosure in the Fund’s prospectus, statement of additional information, and/or the filing of an information statement and for which, at the time of notification by Adviser to Manager of such changes, the Fund is not already generating a supplement or information statement for other purposes or for which the Manager may not be able to reasonably add such changes to a pending supplement or information statement.  Such changes made by Adviser, in its sole discretion, may include, but are not limited to, changes to its structure, to key investment personnel, to investment style or management, or a change in “control” (as defined in the Investment Company Act) of the Adviser. The Adviser shall reimburse the Manager or the Fund, as applicable, for all of the costs associated with generating such Supplements, and/or any required Board and/or proxy expenses related to approving a change in control of the Adviser. Reimbursable costs may include, but are not limited to, costs of preparation, filing, printing, postage, and/or distribution of such Supplements to all existing Fund shareholders.  The Adviser shall not be responsible for the Fund’s or the Manager’s expenses, including, without limitation: the day to day expenses related to the operation and maintenance of office space, facilities and equipment; expenses incurred in the organization and operation of the Fund, including legal, government fees, registered office fees, accounting, bookkeeping, auditing, depository, consultant, rating agency, asset assignment and settlement, all taxes and fees (including tax compliance and filing), independent appraiser or other professional expenses; expenses related to compliance-related matters including, without limitation, regulatory filings of the Manager related to the Fund and its activities; expenses of portfolio transactions including expenses related to the investment acquisition, holding, selling and otherwise managing or disposing or hedging against changes in the value of the Fund’s investments, including, without limitation, brokerage commissions (if any), finders and all other costs of executing transactions, calculating the fund’s net asset value, interest expense and insurance expense; the Fund’s allocable share of software license and information technology fees; expenses related to services provided by the Manager or the Adviser (including fees and expenses related to third-party research and analysis subscriptions and software); portfolio management services; all expenses incurred in connection with the offering and sale of the Fund’s shares, including certain costs of registering securities of the Fund under federal securities law and qualifying for sale under state securities laws and communications with shareholders; any share repurchase expenses; shareholder servicing costs; pricing costs; interest on borrowings by the Fund; charges of the custodian, administrator and transfer agent, if any; investor services (including allocable personnel and telephone expenses); the cost of paying dividends and capital gains distributions; and any extraordinary expenses, including litigation costs in legal actions involving the Fund, or costs related to indemnification of Trustees, officers and employees of the Fund. The Manager will bear all ongoing ordinary administrative and operational costs of the Manager, as provided in the Investment Management Agreement, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs and its own legal, accounting and filing fees.

 5. Other Services. At the reasonable request of the Fund or the Manager, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund or the Manager at a price to be agreed upon by the Adviser and the Fund or the Manager.

 6. Reports. The Manager (on behalf of the Fund) and the Adviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

 7. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.  The Adviser shall be deemed to be an independent contractor and shall, except as expressly authorized in this Agreement or unless otherwise expressly provided or authorized, have no authority to act for or represent the Manager or the Fund in any way or otherwise be deemed an agent to the Manager or the Fund. The Manager acknowledges that while the Adviser will manage the Fund consistent with the investment guidelines hereunder, that the performance of the Fund may differ significantly from the performance of other vehicles or accounts with the same or similar strategy due to differences in, among other things, size of the Fund, legacy investments held in the other vehicles, regulatory and legal restrictions that may apply to the Fund, subscriptions, redemptions and/or withdrawals from the other vehicles or the Fund.

 8. Books and Records. The Adviser will maintain all accounts, books and records with respect to the Fund that are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act or the Derivatives Recordkeeping and Reporting Rules that are prepared or maintained by the Adviser on behalf of the Manager or the Fund are the property of the Manager or the Fund and will be surrendered promptly to the Manager or Fund on request, provided that the Adviser shall be entitled to retain a copy of such records if it is legally required to do so.

 9. Liability of Adviser; Indemnification. The Adviser, its directors, officers, employees, agents or affiliates (the “Adviser Parties”) shall have no liability to the Fund, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to and shall indemnify and hold harmless, the Fund, the Manager, its directors, officers, employees, agents or any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof, as described in Section 15 of the Securities Act (the “Manager Parties”), against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Fund, the Manager Parties may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of or in connection with the performance of the Adviser’s responsibilities to the Fund which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Fund’s prospectus and statement of additional information, or any other Fund filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, the Fund or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Fund by the Adviser for use therein.  Adviser Parties shall not be liable for any loss suffered by the Fund by reason of the acts or omissions or any error of judgment of any broker, agent or third-party service provider of the Fund that was not engaged or retained by the Adviser in a manner that constitutes willful misfeasance, bad faith, gross negligence or reckless disregard.

The Adviser Parties shall be indemnified and held harmless by the Manager against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser Parties may become subject under the securities laws, any other federal or state law, at common law or otherwise, by reason of its appointment hereunder or action taken in accordance with this Agreement. Subject to the foregoing, the Adviser Parties shall not be indemnified by the Manager from all losses, claims, damages, liabilities or litigation which may arise from the Adviser Parties’ willful misfeasance, bad faith, gross negligence or reckless disregard.

Notwithstanding the foregoing paragraphs, to the extent applicable, certain securities laws impose liabilities under certain circumstances on persons who act in good faith, and, therefore nothing herein shall in any way constitute a waiver or limitation of any rights which either party hereto may have under such securities laws. The indemnification in this Section shall survive the termination of this Agreement.

 10. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as Trustees, shareholders or otherwise; and the Adviser (or any successor thereof) is or may be interested in the Fund as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Fund's registration statement as required by law.

 11. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its execution as to the Fund and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually in conformity with the requirements of the Investment Company Act (and any related rules, regulations, orders, exemptions and interpretations thereunder). This Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by: the Manager upon not less than (30) thirty days nor more than (60) sixty days prior notice to the Adviser; by vote of a majority of the Board of the Fund (including a majority of the independent trustees) or by vote of a majority of the outstanding voting securities of the Fund on not less than (30) thirty days nor more than (60) sixty days written notice to the Adviser; by the Adviser at any time without the payment of any penalty, on sixty (60) days written notice to the Fund; upon written notice by a party to another party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party or parties alleging the breach upon not less than thirty (30) days written notice; or by the Manager immediately upon written notice to the Adviser if the Adviser gives notice of any financial condition that is reasonably and foreseeably likely to impair the Adviser’s ability to fulfill its duties under this Agreement or otherwise becomes unable to discharge its duties and obligations under this Agreement. Upon receipt of a notice of termination from the Manager, the Adviser shall, at the reasonable request of the Manager, continue to perform the services under this Agreement, and shall cooperate with the transfer of data, records and other resources, including shareholder information and any confidential information, as instructed by the Manager. Any notice of termination served on the Adviser by the Manager shall be without prejudice to the obligation of the Adviser to complete transactions already initiated or acted upon with respect to the Fund.

The Manager will notify the Adviser if the Adviser or a third party appointed by the Manager will liquidate the open positions in the Fund.  If the Manager requests the Adviser to liquidate any open positions, the Adviser shall liquidate the Fund in an orderly fashion, consistent with the best interests of the Fund’s shareholders. If the Adviser’s discretion has been removed then the Adviser shall take no further action with respect to the Fund other than to provide such information to the Manager as shall be reasonably required to enable the Manager or a successor advisor to exercise discretion over the Fund, and the Adviser shall not be liable for any action taken subsequent to the removal of its discretion.  The Adviser shall continue to receive its fees as provided for herein until the effective date of termination. Termination of this Agreement will not affect (i) the validity of any action previously taken by either party under this Agreement; (ii) liabilities or obligations of the parties from transactions initiated before termination of this Agreement; or (iii) the obligations of the Adviser to complete transactions already initiated or acted upon with respect to the Fund.

This Agreement will automatically and immediately terminate in the event of its assignment.

A notice period provided in this Section may be waived by the party required to be notified, in its absolute discretion.

 12.  Severability. If any provision of this Agreement shall be held or made invalid or unenforceable by a court of competent jurisdiction, statute, rule or otherwise, such provision will be modified, rewritten or interpreted to include as much of its nature and scope as will render it enforceable.  If it cannot be so modified, rewritten or interpreted to be valid and enforceable in any respect, it will not be given effect, and the remainder of the Agreement will be enforced as if such provision had never been included.

13. Amendments.  This Agreement may be amended by mutual written consent, subject to approval by the Board and the Fund’s shareholders to the extent required by the Investment Company Act, subject to such exemptions as may be granted by the SEC under the Investment Company Act.

14. Miscellaneous.

(a)                Governing Law and Venue.  This Agreement shall be governed by the laws of Delaware without giving effect to any conflict of laws provisions thereof; provided, however, that nothing herein shall be construed as being inconsistent with the Investment Company Act.

(b)  Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment

Company Act will be resolved by reference to such term or provision of the Investment Company

Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, orders or interpretations of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “assignment” and “affiliated persons,” as used herein, will have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition,

where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation, order, exemption or interpretation of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation, order, exemption or interpretation.

(c)             Use of Name.  Adviser authorizes Manager’s use of the Adviser’s service marks and/or trademarks in connection with the marketing of the Fund(s), including but not limited to, in the Fund(s)’ registration statements and fact sheets.  In addition, the Manager acknowledges and agrees that it has no rights in or to the Adviser’s name beyond the limited use rights granted herein. Manager authorizes Adviser’s use of the Fund(s)’ name as may be reasonable for investor due diligence, regulatory or other legal disclosures or as necessary to perform its services hereunder.

(d)            Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

(e)             No Implied Waiver.  The rights and remedies of the parties to this Agreement are cumulative and not alternative. Either party’s failure to insist in any one or more instances upon strict performance by the other party of the terms of this Agreement shall not be construed as a waiver of any continuing or subsequent failure to perform or delay in performance of any term hereof.  To the maximum extent permitted by applicable law, rule or regulation, (i) no provision of this Agreement and no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the provision, claim or right unless in a writing signed by the other parties, (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

(f) Shareholder Rights. For the avoidance of doubt, ownership of shares in the Fund shall not entitle shareholders to any rights, privileges, claims or remedies under this Agreement including, without limitation, any third party beneficiary rights.

(g) Entire Agreement.  This Agreement constitutes the entire understanding between the parties and supersedes any and all prior or contemporaneous understandings and agreements, whether oral or written, between the parties, with respect to the subject matter hereof.

(h) Headings. Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

(i) Notices. Any notices required to be given hereunder may be delivered by hand, electronic mail, facsimile, deposited with a nationally recognized overnight carrier, or mailed by certified mail, return receipt requested, postage prepaid, in each case, to the address of the other party listed below (or such other address as may be furnished by a party in accordance with this paragraph). All such notices or communications shall be deemed to have been given and received (a) in the case of personal delivery or facsimile, on the date of such delivery, (b) in the case of delivery by a nationally recognized overnight carrier, the earlier of (i) the date of receipt or (ii) the third business day following dispatch and (c) in the case of mailing, on the seventh business day following such mailing.  All such notices shall be delivered to:

A.    If to the Fund:

American Beacon CIFC Strategic Credit Fund

220 East Las Colinas Blvd.

Suite 1200

Irving, TX 75039

Attention: Chief Legal Officer

Facsimile: 817-391-6131

B.     If to the Manager:

American Beacon Advisors, Inc.

220 East Las Colinas Blvd.

Suite 1200

Irving, TX  75039

Attention:  Chief Investment Officer

with a copy to General Counsel at the same address.

Facsimile:   817-391-6131

C.     If to the Adviser:

CIFC Investment Management LLC

1 SE 3rd Ave.

Suite 1660

Miami, FL 33131

Attention:  General Counsel

Email: Legal@cifc.com

 15.     Fund and Shareholder Liability.  The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Fund and agrees that obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets.  The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Board or any individual Trustee of the Fund.

 16. List of Affiliated Persons.  The Manager shall provide the Adviser with (i) a list of each entity that is an “affiliated person,” as such term is defined in the Investment Company Act, of the Manager, with the other investment companies managed by the Manager specifically indicated therein, and (ii) a list of each broker or dealer entity that is engaged in the business of underwriting, and registered investment adviser that is an affiliated person of the Manager pursuant to Rule 12d3-1 under the Investment Company

Act. The Manager agrees promptly to update such list whenever the Manager becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

 17.     Acknowledgments, Representations, Warranties and Covenants of the Adviser, Manager and Fund

(a)	Each of the Adviser, Manager and Fund is duly organized and validly existing under laws of its jurisdiction of organization with full power and authority to execute, deliver and perform its obligations under this Agreement.

(b)	This Agreement has been duly and validly authorized, executed and delivered by the Adviser, Manager and/or the Fund, and is a legal, valid and binding agreement and is enforceable against the Adviser, Manager and/or Fund in accordance with its terms. The Adviser or Manager shall promptly notify the other party of any event that might affect such authority or the validity and enforceability of this Agreement.

(c)	Each of the Manager and the Adviser represents and warrants that (i) it is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect and (ii) it has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act.

(d)	Each of the Adviser’s, Manager’s and Fund’s execution of this Agreement and the performance of its obligations hereunder, to the best of its knowledge, does not conflict with, breach, cause to be breached, or violate any provision of the governing documents of each or any obligations by which each is bound, whether arising by contract, operation of law or otherwise.

(e)	To the best of the Adviser’s, Manager’s and the Fund’s good faith understanding and belief, there are no pending, threatened or contemplated, actions, suits, proceedings or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange or arbitration panel to which the Adviser, Manager or the Fund is a party or to which any of its assets are subject. The Adviser, Manager or the Fund have not received any notice of an investigation, inquiry or dispute by any court, governmental administrative or self-regulatory body, board of exchange or arbitration panel regarding any activity of the Adviser, Manager or the Fund, which might reasonably be expected to impair each party’s ability to discharge its obligations hereunder.

(f)	The Manager acknowledges that in the course of the Adviser’s management hereunder and other clients for which it serves as investment advisor, Adviser may possess material non-public information which may cause the Adviser to restrict trading in certain securities, which will preclude the Adviser from trading such securities on behalf of the Fund.

(g)	Notwithstanding anything else to the contrary herein, the Adviser shall retain a right to use the investment performance and track record (including in marketing) to the extent permitted by law. Further, for the avoidance of doubt, the Adviser shall be entitled to retain and use records of each of its transactions and other records pertaining to the Fund as are necessary to support any such uses of the investment performance. The Adviser agrees and acknowledges that the track record of the Fund belongs to the Fund.

(h)	The Manager agrees that, except as provided in this Agreement, the Adviser is not responsible for the preparation of the Fund’s registration statement and any amendments and supplements thereto or for the preparation, filing, and delivery of the Fund’s shareholder reports, repurchase offer documentation, or any other regulatory filings and shareholder communications.

(i)	Manager agrees to treat confidentially, and as proprietary, all non-public records and other information relating to the Adviser and not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except when required by law or regulation. If the Manager becomes legally compelled to disclose any such records or information, other than in connection with regulatory examinations, the Manager agrees to provide the Adviser with prompt notice of that request so that the Adviser may seek an appropriate protective order or other appropriate remedy to protect the confidentiality of such information, if the Adviser deems such action to be necessary or appropriate. The Manager agrees to promptly notify the Adviser after becoming aware of any information security breach or acquisition of Adviser’s non-public records or other information relating to the Adviser by an unauthorized person in accordance with its information security program.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

CIFC Investment Management LLC   American Beacon Advisors, Inc.

By:                                                   By:

Name: ______________________________      Paul B. Cavazos

Title: ______________________________    Chief Investment Officer

American Beacon CIFC Strategic Credit Fund

By: ________________________________

 Gregory J. Stumm

 President

Schedule A

To the

Investment Advisory Agreement

Among

American Beacon CIFC Strategic Credit Fund

American Beacon Advisors, Inc.

And

CIFC Investment Management LLC

 American Beacon CIFC Strategic Credit Fund (the “Fund”), shall pay CIFC Investment Management LLC (“Adviser”) pursuant to Section 4 of the Investment Advisory Agreement among the Fund, American Beacon Advisors, Inc. and the Adviser for rendering investment management services with respect to the Fund the following fee.

1.00% of Fund assets under Adviser’s management

 If the management of the accounts commences or terminates at any time other than the beginning or end of a calendar month, the fee shall be prorated based on the portion of such calendar month during which the Agreement was in force.

Dated: as of ____________ _____, 2026

CIFC Investment Management LLC         American Beacon Advisors, Inc.

By:                                                      By:  _____________________________

Name: ______________________________   Paul B. Cavazos

Title: _______________________________    Chief Investment Officer

American Beacon CIFC Strategic Credit Fund

By: _______________________________

 Gregory J. Stumm

 President

EXHIBIT C

CURRENT OFFICERS

Name and Year of Birth	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
Gregg Giaquinto Year of Birth: 1967	President and Chief Executive Officer	Since 2024

President and Chief Executive Officer, City National Rochdale Funds, City National Rochdale Select Strategies Fund (the “Select Strategies Fund”), and City National Rochdale Strategic Credit Fund (the “Strategic Credit Fund”) (2024-present). President, RBC Rochdale (2024-present). Senior Managing Director, Client Services & Operations, RBC Rochdale (2014-present).

Andrew Metzger SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1980	Treasurer (Principal Financial and Accounting Officer and Controller)	Since 2021

Director of Fund Accounting, SEI Investments Company (2020-present). Treasurer (Principal Financial and Accounting Officer and Controller), City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2021-present). Senior Director, Embark Consulting, LLC (2019-2020). Senior Manager, PricewaterhouseCoopers LLP (2002-2019).

Christina M. Weber Year of Birth: 1968	Chief Compliance Officer (“CCO”)	Since 2025

CCO, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (December 2025-present). CCO, RBC Rochdale (February 2026-present). CCO, RBC Global Asset Management (U.S.) Inc. (2018-present). CCO, RBC Funds (2012-present). Assistant Secretary, RBC Funds (2013-2017). Senior Compliance Officer, RBC Funds (2012-2012).

Dan Auciello Year of Birth: 1969	Anti-Money Laundering Officer (“AML Officer”) and Identity Theft Program Officer (“ITP Officer”)	Since 2025

AML Officer and ITP Officer, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2025-present). Senior Vice President, Money Laundering Reporting Officer, City National Rochdale Securities and RBC Securities (2025-present). Managing Director, Chief BSA Officer Bank of China (2020-2025) Managing Director, Deputy Head of Financial Security BNP Paribas (2014-2020).

Mitchell Cepler Year of Birth: 1982	Vice President and Assistant Treasurer	Since 2015

Senior Vice President, Finance, RBC Rochdale (2011–present). Vice President and Assistant Treasurer, City National Rochdale Funds (2015-present), Select Strategies Fund (2016-present), and Strategic Credit Fund (2018-present).

C-1

Frank Bonsignore Year of Birth: 1967	Vice President and Secretary	Since 2023

Mutual Funds Oversight Lead, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2023-present). Secretary, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2023-present). Director of Operations, BNY Mellon (1997-2023).

Matthew M. Maher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1975	Assistant Secretary	Since 2019

Counsel, SEI Investments Company (2018-present). Assistant Secretary, City National Rochdale Funds, Select Strategies Fund, and Strategic Credit Fund (2019-present). Attorney, Blank Rome LLP (2015-2018). Assistant Counsel and Vice President, Bank of New York Mellon (2013-2014). Attorney, Dilworth Paxson LLP (2006-2013).

B-2

EXHIBIT D

POST-ADOPTION OFFICERS

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gregory Stumm (1981)	President and Principal Executive Officer since June 2024 Vice President 2022-2024	President and Principal Executive Officer since June 2024 Vice President 2022-2024

American Beacon Advisors, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

National Investment Services of America, LLC: Director (2024-Present)

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)

Resolute Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)

Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)

Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President, (2022-2024)

Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)

RSW Investments Holdings LLC: Director (2024-Present)

Shapiro Capital Management, LLC: Director (2024-Present)

SSI Investment Management, LLC: Director (2024-Present)

Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017

American Beacon Advisors, Inc.: Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)

American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Secretary (2023-2026)

American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)

American Beacon Cayman Trend Company, Ltd.: Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)

American Private Equity Management, LLC: Secretary (2008-2024)

Continuous Capital, LLC: Vice President and Secretary (2018-2022)

Green Harvest Asset Management, LLC: Secretary (2019-2021)

Resolute Acquisition, Inc.: Secretary (2015-Present)

Resolute Investment Distributors, Inc.: Secretary (2017-Present)

Resolute Investment Holdings, LLC: Secretary (2015-2025)

Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2017-2025), Secretary and General Counsel (2017-2025)

Resolute Topco, Inc.: Secretary (2015-Present)

Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017

American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)

American Private Equity Management, L.L.C.: Vice President (2017-2024)

Bernadette A. Bridy (1972)	Vice President since 2026	Vice President since 2026	American Beacon Advisors, Inc.: Chief Marketing Officer (2025-Present) Future Standard (formerly known as FS Investments): Managing Director (2020-2025)

D-1

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Rebecca L. Harris (1966)	Vice President 2022-May 2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2010-2022	Vice President 2022-2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2017-2022

American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Continuous Capital, LLC: Vice President (2018-2022), Director (2022)

National Investment Services of America, LLC: Director (2022-Present)

Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)

Resolute Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Director and President (March 2026-Present)

American Beacon Cayman TargetRisk Company, Ltd: Director and President (March 2026-Present)

American Beacon Cayman Trend Company, Ltd.: Director and President (March 2026-Present)

RSW Investments Holdings LLC: Director (2022-Present)

Shapiro Capital Management LLC: Director (2022-Present)

SSI Investment Management LLC: Director (2022-Present)

Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017

American Beacon Advisors, Inc.: Fund Services Officer (2026-Present), Senior Vice President (2021-Present), Vice President, (2009-2021)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)

Continuous Capital, LLC: Vice President (2018-2022)

Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2017-2021)

Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2018-2025)

Resolute Investment Distributors, Inc.: Director (2024-Present), Vice President (2024-Present)

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017

American Beacon Advisors, Inc.: Vice President (2011-Present), Chief Fixed Income Officer (2016-Present)

American Beacon Apollo Total Return Fund: Vice President (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)

B-2

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Senior Vice President (2026-Present), Vice President (2019-2026)

American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Beacon Sound Point Enhanced Income Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)

American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)

Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)

Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)

Resolute Investment Distributors, Inc.: Vice President (2017-Present)

Resolute Investment Managers, Inc.: Vice President (2017-Present)

Resolute Investment Services, Inc.: Vice President (2019-2025)

RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)

Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017

American Beacon Advisors, Inc.: Assistant Secretary (April 2024-Present), Director of Corporate Governance (2026-Present)

American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Assistant Secretary (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Secretary (2023-2026)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Secretary (2022-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Secretary (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)

Resolute Investment Managers, Inc.: Assistant Secretary (April 2024-Present)

Resolute Investment Services, Inc.: Corporate Governance Manager (2023-2024), Assistant Secretary (2024-2025), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020)

Carmen E. Fahy (1976)	Assistant Secretary since 2026	Assistant Secretary since 2026

American Beacon Advisors, Inc.: Associate General Counsel (2025-Present)

Office of the Solicitor, U.S. Dept. of Labor: Senior Trial Attorney (2023-2025)

Systematic Holdings, LLC: Corporate Counsel (2022-2023)

Aaron C. Cooper (1985)	Principal Accounting Officer, Principal Financial Officer and Treasurer since April 1, 2026 Assistant Treasurer March 2026	Principal Accounting Officer, Principal Financial Officer and Treasurer since April 1, 2026 Assistant Treasurer March 2026

American Beacon Advisors, Inc.: Director, Fund Reporting (2024-Present), Manager, Fund Reporting (2021-2024)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Treasurer (March 2026-Present)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (March 2026-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (March 2026-Present)

Resolute Investment Managers, Inc.: Assistant Treasurer (March 2026-Present);

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021

American Beacon Advisors, Inc.: Director, Fund Tax (2024-Present)

American Beacon Apollo Total Return Fund: Assistant Treasurer (2021)

American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Assistant Treasurer (2022-Present)

American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Treasurer (2023-2026)

American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (2022-Present)

American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (2023-Present)

American Beacon Sound Point Enhanced Income Fund: Assistant Treasurer (2021)

Resolute Investment Services, Inc.: Director, Fund Tax (2024-2025), Fund Tax Manager (2020-2024), Manager, Tax (2014-2020)

H Bradley Vogt (1966)	Assistant Secretary Since 2023*	N/A

American Beacon Advisors, Inc.: Director, ETF Capital Markets (2026-Present);

Resolute Investment Services, Inc.: Director, ETF Capital Markets (2022-2025);

USAA Life Insurance Company: Life Actuarial Associate (2019-2022).

B-3

EXHIBIT E

AUDIT COMMITTEE CHARTER

The Audit Committee (the “Committee”) is a committee established by each of the following governing boards (collectively, the “Board”):

Board of Trustees of City National Rochdale Funds

Board of Trustees of City National Rochdale Select Strategies Fund

Board of Trustees of City National Rochdale Strategic Credit Fund

Each of City National Rochdale Funds, City National Rochdale Select Strategies Fund and City National Rochdale Strategic Credit Fund will be referred to herein as a “Fund,” and each Trustee of a Fund will be referred to herein as a “Trustee.”

ORGANIZATION

The Committee shall consist of a minimum of three members, none of whom is an “interested person” of the Funds, as that term is defined under the Investment Company Act of 1940, as amended (the “Act”), and each of whom is free of any other relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a Committee member. The members of the Committee shall be appointed by the Board and serve until their successors shall be duly appointed.

The Committee shall elect from its own members a Chair, who shall preside over each meeting of the Committee. The Committee shall meet at least semi-annually and is empowered to hold special meetings as circumstances require. The Committee shall ordinarily meet in person; however, members may attend telephonically or by videoconference, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ agreement and declaration of trust and by-laws, as the case may be.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee.  The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

As necessary, the Board shall determine whether one or more “audit committee financial experts,” as such term is defined by the Securities and Exchange Commission, are members of the Committee and whether any such expert is “independent.”  For purposes of this finding only, in order to be considered “independent” any such expert may not, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, accept directly or indirectly any consulting, advisory or other compensatory fee from the Funds. In accordance with the Securities and Exchange Commission’s safe harbor rule for “audit committee financial experts,” no member designated as an audit committee financial expert shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liability imposed on a member of the Board or the Committee not so designated.  Additionally, the designation of a member or members as an “audit committee financial expert” shall in no way affect the duties, obligations or liability of any member of the Committee or the Board not so designated.

PURPOSES

The primary purposes of the Committee are:

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(a)	to oversee the Funds’ accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, the internal control over financial reporting of certain service providers;

(b)	to oversee the quality and objectivity of the independent audit of the Funds’ financial statements;

(c)	to recommend to the Board the selection of the Funds’ independent registered public accounting firms (each, an “Accountant”) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Accountant;

(d)	to act as a liaison between the Accountant and the Board;

(e)	to review and discuss with Fund management and the Accountant the process implemented by Fund management for assessing and managing key risks in the financial reporting related areas described above and report on such topics to the Board; and

(f)	to act as the Funds’ qualified legal compliance committee for the purpose of compliance with the Code of Federal Regulations.

The function of the Committee is oversight; it is the responsibility of the Funds’ investment manager (the “Investment Manager”) and the Funds’ administration firms (each, an “Administrator”) to maintain appropriate systems for accounting and internal control over financial reporting and risk management, and it is the Accountant’s responsibility to plan and carry out a proper audit.  Specifically, each Fund’s management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) risk management processes.  The Accountant is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of its engagement letter.  Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Fund’s service providers, including the Accountant.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Accountant for auditing, the financial statements.  Similarly, the review of management’s processes to assess and manage risk with respect to accounting and financial reporting matters is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management in this area.  Members of the Committee are not full-time employees of the Funds and, in serving on the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  Therefore, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing, accounting or risk management reviews or procedures.

In discharging his or her duties with respect to a Fund, each member of the Committee is entitled to rely on information, opinions, reports or statements, including financial statements and other financial and risk management data, if prepared or presented by:  (1) one or more officers of the Fund whom the Trustee reasonably believes to be reliable and competent in the matters presented; (2) the Fund’s legal counsel, the Accountant, the Investment Manager, or the Fund’s distributor or transfer agent or other persons as to matters the Trustee reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board of which the Trustee is not a member.

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The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the relevant Fund.

RESPONSIBILITIES

A.                 Accounting and Financial Reporting Oversight

The Committee shall have the following specific responsibilities with respect to each Fund, which listing is not intended to limit the authority of the Committee in achieving its purposes:

•         The Committee shall approve and recommend to the Board the selection, retention, compensation, or termination of the Accountant.  In connection therewith, on an annual basis the Committee shall ensure receipt from the Fund’s Accountant of a formal written statement delineating the relationship between (a) the Accountant and (b) the Fund or any of its series, any material service providers of the Fund, and any of their affiliates; shall evaluate the independence of the Accountant; and shall consider, among other things, whether the Accountant provides any consulting, audit or non-audit services to the Investment Manager or its affiliates, and the Accountant’s specific representations as to its independence.

•         The Committee shall meet with the Accountant, including private meetings, at least once a year and more often if necessary:

(i)	to review the arrangements for and scope of the annual audit and any special audits;

(ii)	to obtain and review a report by the Accountant of any material issues raised by the most recent internal quality-control review or peer review of the Accountant, or by any inquiry or investigation by the Public Company Accounting Oversight Board or any other governmental or professional authorities, respecting one or more independent audits carried out by the Accountant, and any steps taken to deal with such issues;

(iii)	to review in a general manner (but not assume responsibility for) the Fund’s risk assessment and risk management policies with respect to accounting and financial reporting matters;

(iv)	to consider reports of any difficulties that may have arise in the course of the audit, including any limitations on the scope of the audit, and management's response thereto;

(v)	to discuss with the Accountant any matters required to be discussed by standards of The American Institute of Certified Public Accountants or any other professional or regulatory body relating to the conduct of the audit;

(vi)	to discuss critical accounting policies and practices to be used in the annual audit and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments, and the treatments preferred by the Accountant;

(vii)	to discuss any matters of concern relating to the financial statements, including any adjustments to such statements recommended by the Accountant, or other results of such audits;

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(viii)	to consider the Accountant’s comments with respect to the quality and integrity of the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto;

(ix)	to review the form of opinion the Accountant proposes to render to the Board and the Fund’s shareholders;

(x)	to provide the Accountant the opportunity to provide to the Committee, on a timely basis, copies of any material written communication between the Accountant and management, such as any management letter and Fund management’s response or any schedule of unadjusted differences;

(xi)	to review the adequacy and effectiveness of relevant internal controls and procedures, including those of the Fund’s service providers deemed appropriate by the Committee, and the quality of the staff implementing those controls and procedures;

(xii)	to review any significant changes to the Fund’s accounting policies suggested by the Accountant or Fund management;

(xiii)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and its financial reporting;

(xiv)	to consider for approval any significant special projects for the Fund by the Accountant; and

(xv)	to receive disclosure from the Accountant regarding all services provided by the Accountant to the Fund, including the fees associated with those services, at least annually, and if the annual communication is not made within 90 days before the filing of the Fund’s annual report, to receive an update, in the 90-day period before the filing, of any changes to the previously reported information.

B.                  Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Funds

The Committee shall pre-approve all auditing services and permissible non-audit services to be provided to each Fund by its Accountant, including the fees therefor. For this purpose, a “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation (e.g., tax services). The Committee may delegate to one or more of its members (“Delegates”) the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any Delegate shall be presented to the full Committee at each of its scheduled meetings. The Committee shall communicate any pre-approval made by it or a Delegate to the appropriate officers of the Fund, who shall ensure that the appropriate disclosure is made in the Fund’s periodic reports and other documents as required under the federal securities laws.

Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by a Fund to the Accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one of the Delegates.

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Additionally, the Committee shall pre-approve the Accountant’s engagements for non-audit services with the Investment Manager and any affiliate of the Investment Manager that provides ongoing services to a Fund in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Accountant by the Fund, the Investment Manager and any affiliate of the Investment Manager that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

C.                 Prohibited Services

A Fund’s Accountant may not perform contemporaneously any of the following non-audit services for the Fund:

•         bookkeeping or other services related to the accounting records or financial statements of the Fund;

•         financial information systems design and implementation;

•         appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•         actuarial services;

•         internal audit outsourcing services;

•         management functions or human resources;

•         broker or dealer, investment adviser, or investment banking services;

•         legal services and expert services unrelated to the audit; and

•         any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

D.                 Oversight of Fund Management

The Committee shall meet at least annually with each Fund’s management and its Administrator:

•         to review the financial statements contained in the Fund’s semi-annual report;

•         to receive periodic reports from management concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Funds’ assets and their financial reporting;

•         to review any compliance matter brought to the attention of the Committee;

•         to review in a general manner, but not as a committee to assume responsibility for, the Fund’s risk management processes implemented by management and the Administrator with respect to accounting and financial reporting matters and report any findings to the Board;

•         to receive any comments from or matters brought to management’s or the Administrator’s attention by the staff of the Securities and Exchange Commission;

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•         to review significant judgments made in connection with the preparation of the Fund’s financial statements that are brought to the attention of the Committee;

•         to review in connection with the required certifications on Form N-CSR by the Fund’s principal executive officer and/or principal financial officer any significant deficiencies reported to the Committee in the design or operation of the Fund’s internal controls, including financial reporting or material weaknesses therein and any reported evidence of fraud, including by management or other employees who have a significant role in the Fund’s internal controls and financial reporting; and

•         to review the organizational structure, reporting relationships, adequacy of resources and qualifications of the senior management personnel responsible for the Fund’s accounting and financial reporting.

E.                  Other Responsibilities

The Committee shall have the following additional responsibilities with respect to each Fund:

•         The Committee shall report its activities to the Board at least annually and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate. The Committee shall submit minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

•         The Committee shall investigate any matter brought to its attention within the scope of its duties, including potential improprieties or improprieties in the Fund’s operations.

•         The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its Administrator, the Investment Manager or any of the Investment Manager’s affiliates of concerns about accounting or auditing matters.

•         The Committee shall investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial controls.

•         The Committee shall consider such other matters as may be from time to time referred to it by the Board.

•         The Committee shall review this Charter at least annually and recommend any changes to the Board.

QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Committee shall also serve as the Qualified Legal Compliance Committee (“QLCC”) for each Fund for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”).  An issuer attorney who becomes aware of evidence of a material violation by a Fund or by any officer, director, employee, or agent of the Fund, as an alternative to the reporting requirements of Rule 205.3(b), under Rule 205.3(c), may report evidence of such material violation to the QLCC.

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Upon receipt of such a report, the QLCC shall have the duty and responsibility:

•         to inform the Fund’s chief legal officer and chief executive officer of such report, unless the reporting attorney reasonably believes that it would be futile to report a evidence of a material violation to the issuer’s chief legal officer and chief executive officer;

•         to determine whether an investigation is necessary regarding such report and, if it determines an investigation is necessary or appropriate, to notify the Board; initiate an investigation, which may be conducted either by the chief legal officer or by outside attorneys; and retain such additional expert personnel as the QLCC deems necessary; and

•         at the conclusion of any such investigation, to recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation, and inform the chief legal officer and the chief executive officer and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

The QLCC shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the Securities and Exchange Commission in the event that the Fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

Amended: May 19, 2022

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EXHIBIT F

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.                 Committee Organization

 (a) The Nominating and Governance Committee (the “Committee”) is a committee established by each of the following governing boards (collectively, the “Board”):

Board of Trustees of City National Rochdale Funds

Board of Trustees of City National Rochdale Select Strategies Fund

Board of Trustees of City National Rochdale Strategic Credit Fund

Each of City National Rochdale Funds, City National Rochdale Select Strategies Fund and City National Rochdale Strategic Credit Fund will be referred to herein as a “Fund,” and each Trustee/Director of a Fund will be referred to herein as a “Trustee.”  The Committee shall be comprised solely of Trustees who are not considered “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Act”).

 (b) The Board will appoint the members of the Committee.  If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership.  The Committee shall be composed of at least three members.

 (c) The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members.  The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate.  The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting.  The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval at the following meeting.  The Committee may ask counsel, representatives of the Funds’ investment manager (the “Investment Manager”), or others to attend Committee meetings and provide pertinent information as necessary.

II.                  Duties and Responsibilities

 The Committee shall:

 (a) Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent trustee skills and characteristics.  In doing so, the Committee shall take into account all factors it considers relevant, including without limitation experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally.  See Appendix A for relevant factors for consideration.

(b) Review and formulate policies regarding matters relating to the terms of office of the trustees, including without limitation term limits or age limits for trustees.

 (c) Identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval.  The Committee may consider candidates suggested by the Investment Manager, and may involve representatives of the Investment Manager in screening candidates.  However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee.

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 (d) Review memoranda prepared by counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest.

 (e) Make recommendations to the full Board concerning the appointment of independent trustees to the Board’s committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

  (f)  Review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

III.               Shareholder Nominations

Shareholders may submit for the Committee’s consideration recommendations regarding potential independent trustee nominees.  No eligible shareholder or shareholder group may submit more than one independent trustee nominee each calendar year.

(a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

  (i) The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible independent trustee.

  (ii) The nominee may not be the nominating shareholder, a member of a nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.1

  (iii) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

  (iv) Neither the nominee nor any immediate family member of the nominee may have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

  (v) The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

  (vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the Act).

  (vii) A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

1  Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

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(b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

  (i) Any shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the trustee election.  Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination.  In addition, such securities must continue to be held through the date of the nomination.  In addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must bear the economic risk of the investment.

  (ii) The nominating shareholder or shareholder group may not qualify as an adverse holder – i.e., if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Schedule 13G under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary.  In order for a submission of a nominee to be considered, such submission must include:

  (i) the shareholder’s contact information;

  (ii) the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

  (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act; and

  (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Funds’ proxy statement, if so designated by the Committee and the Board.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

IV.               Authority and Resources

 (a) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent trustees, and the authority to retain experts, consultants, or legal counsel as the Committee deems appropriate.

V.                 Policies and Procedures

 In meeting its responsibilities, the Committee shall:

 (a) Provide oversight regarding the orientation of new independent trustees.  The Committee Chair shall designate an experienced independent trustee to assist, and be available to, each new independent trustee during his or her first year of service on the Board.

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 (b) Consider, at such times as the Committee may deem appropriate, whether the composition of the Board and its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness.  The Committee shall also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, materials and presentations, and Board member attendance.  The Committee shall make any recommendations on these matters to the full Board.

 (c) Periodically review and reassess the adequacy of this Charter, and recommend to the Board any changes deemed advisable.

Amended: May 19, 2022

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Appendix A

Potential Trustee Qualification Factors

Working Background

♦       Current or past membership on board of registered investment company

♦       Board or executive position with money management organization

♦       Board or executive position with broker-dealer organization

♦       Board or executive position with any other financial, technology or marketing organization

♦       Board or financial position with any other substantial publicly-held business organization

♦       Accounting or legal position representing any of the above businesses

♦       Academic background and specialty in areas relevant to any of the above businesses

Other Background Considerations

♦       Mix of skills on board

♦       Diversity of personal backgrounds on board

Personal Characteristics

♦       Reputation for integrity

♦       Ability to apply good business sense, with appreciation for the role of the board

♦       Ability to work with other trustees as a team

♦       Ability to balance critical thinking with avoidance of unnecessary confrontation

♦       Sufficient stature to provide shareholder assurance of qualification

♦       Ability to commit necessary time

♦       Personal and financial independence from management

♦       Nominees may not have any felony convictions or any felony or misdemeanor convictions involving the purchase or sale of a security.

♦       No person shall be qualified to be a trustee if the Committee, in consultation with counsel, has determined that such person, if elected as a trustee, would cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Funds’ organizational documents, or (c) any general policy adopted by the Board regarding either the retirement age of any trustee or the percentage of the Board that would be comprised of independent trustees.

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PROXY CARD

CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND

SCAN TO
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1) Read the Proxy Statement and have the proxy card below at hand.
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2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02751-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposals:

	For All	Withhold All	For All Except
3. Elect the Board of Trustees of the Trust. The nominees for election to the board are:	☐	☐	☐

01) Gilbert G. Alvarado
02) Gerard J. Arpey
03) Eugene J. Duffy
04) Claudia A. Holz
05) Douglas A. Lindgren
06) Janet C. Smith
07) Paul Zemsky

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

To transact any other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and combined Proxy Statement and Prospectus are available at www.proxyvote.com.

T02752-TBD

City National Rochdale Strategic Credit Fund
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of City National Rochdale Strategic Credit Fund (the "Fund") hereby appoints [TBD] and [TBD], and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on [TBD] at the Special Meeting of Shareholders to be held at the offices of RBC Rochdale, 400 Park Avenue, New York, New York 10022, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE